UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811‑05845

Invesco Senior Loan Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(713) 626‑1919

Date of fiscal year end:	2/28

Date of reporting period:	2/28/23

ITEM 1.	REPORTS TO STOCKHOLDERS.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e‑1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	February 28, 2023
Invesco Senior Loan Fund
Nasdaq:
A: VSLAX ∎ C: VSLCX ∎ Y: VSLYX ∎ IB: XPRTX ∎ IC: XSLCX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

28	Financial Statements

32	Financial Highlights

33	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Fund Expenses

45	Tax Information

T‑1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2023, Class A shares of Invesco Senior Loan Fund (the Fund), at net asset value (NAV), underperformed the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark.
    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front‑end sales charges, which would have reduced performance.

Class A Shares	-0.62%
Class C Shares	-1.50
Class Y Shares	-0.37
Class IB Shares	-0.36
Class IC Shares	-0.51
Credit Suisse Leveraged Loan Index▼ (Style-Specific Index)	2.26
Source(s): ▼Bloomberg LP

Market conditions and your Fund
During the fiscal year covered by this report, the senior loan market was characterized by risk aversion in reaction to escalating geopolitical turmoil in Ukraine, persistent inflation, rapidly escalating interest rate expectations, rising energy prices and a softening economic growth outlook. The confluence of these various pressures drove flows out of capital markets and caused risk premia to widen. Despite these circumstances, loans outperformed other risk assets through the end of the fiscal year. The past several months of the end of the fiscal year have seen a reversal in overall market performance, with the broad loan market up from their second quarter of 2022 lows. Senior loans’ defensive positioning at the top of the capital structure and floating rate feature benefited the asset class during these bouts of risk aversion and inflation jitters, while the current, relatively high, level of coupons helped the asset class maintain positive performance during the fiscal year relative to traditional asset classes.
    Senior loans, as represented by the Credit Suisse Leveraged Loan Index, returned 2.26% during the Fund’s fiscal year.1 For the first month of 2022, loans performed well, continuing the 2021 trend of positive performance, however geopolitical turmoil and inflation began to influence performance by late February 2022. Loans suffered a weak second quarter of 2022, down 4.35%,1 driven largely by technical factors and not fundamentals. In particular, the risk‑off sentiment in other markets led to retail outflows and more importantly, a lack of new collateralized loan obligation (CLO)
creation (which typically represents 65% of loan demand) in May and June of 2022. At their low point, loan prices as of June 30, 2022, were implying a 7.9%1 default rate in the market, in excess of forecasted default rates for 2023 and the rolling twelve-month default rate.2 This has been fairly typical of other historical sell-offs where the market overshoots compensating investors for actual defaults and then rallies sharply as buyers step in. Since the end of June 2022, CLO creation has come back in earnest and for the second half of the fiscal year, supportive technical factors played a role as opportunistic CLO managers sought to buy assets for new structures despite a dearth of new issue supply. This increase in CLO demand, as well as supportive fundamentals and other technical drivers, enabled the loan market to produce only one month of negative returns between June 2022 and February 2023 and improving the average loan price from $91.96 to $93.49 as of fiscal year‑end.1 The increased interest from CLOs was at odds with retail mutual funds and ETFs, which recorded outflows for a tenth consecutive month in February 2023.4 Loans are up 3.21% for the first two months of 2023, having outperformed high-yield by approximately 70 basis points (bps) during the fiscal year and likewise outperformed high-yield during the full year 2022 by approximately 950 bps.1,3 During the fiscal year, BB‑, B‑ and CCC‑rated† loans returned 5.06%, 2.66% and ‑8.72%, respectively.1 Energy was the best performing sector, returning 9.38% for the fiscal year, while consumer durables was the worst performing sector, returning ‑3.62% for the same period.1

    The loan market fundamentals have held up well over the fiscal year. As of the third quarter of 2022, overall leverage for loan issuers declined for a sixth consecutive quarter, while at the same time corporate profits remained relatively robust.4 The second quarter of 2022 saw interest coverage ratios reach a record high, despite continued rising rates, before creeping down in the second half of the calendar year.5 With approximately 4.8% of the market trading at distressed levels,1 and an inflation readings surprise in February causing investors to rethink the potential rate hiking cycle for 2023, the loan market is expected to experience moderately increasing levels of defaults, with most forecasts between a 3.0% to 3.5% in the last twelve months default rate by year‑end 2023, on par with the long-term average default rate of roughly 3.0%.4 Yields remain robust given the rise in interest rates, with average loan coupons continuing to outyield the average coupon for high-yield bonds.4
    As of February 28, 2023, the 12‑month default rate was 1.02%.2 Issuer fundamentals ended the last quarter of 2022 with a strong ability to service their debt, even in a rising rate environment. Interest coverage ratios, while down from their recent highs, are currently 3.9 times,5 so companies continue to have the sufficient ability to absorb higher rates. Additionally, leverage levels have returned to pre‑pandemic levels as borrowers have repaired their balance sheets and pushed out their maturities. As of January 31, 2023, only 5.5% of outstanding loans mature in 2023 or 2024, so there is minimal refinancing risk in the market.4 The average price in the senior loan market was $93.49 as of February 28, 2023.1 Given the price of senior loans at the end of the fiscal year, they provided a 10.52% yield (represented by the yield to 3‑year life).1
    During the fiscal year, the Fund employed leverage, which allowed us to enhance the Fund’s yield while keeping credit standards high relative to the benchmark. As of the close of the fiscal year, leverage accounted for approximately 16% of the Fund’s total assets. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the

2                    Invesco Senior Loan Fund

income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Fund’s use of leverage and the associated risks, see the Notes to Financial Statements later in this report.
    During the fiscal year ending February 28, 2023, QuarterNorth Energy, Aquadrill and Petroleum GEO‑Services ASA were the largest contributors to the Fund’s relative performance as compared to the benchmark, while IAP Worldwide Services, Crown Finance US and Riverbed Technology were the largest detractors from relative Fund performance.
    In managing the Fund, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.
    The senior loan asset class behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over a reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference rate changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.
    We are monitoring interest rates, the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the US Federal Reserve and other central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.
    As always, we appreciate your continued participation in Invesco Senior Loan Fund.

1	Source: Credit Suisse Leveraged Loan Index

2	Source: Morningstar LSTA US Leveraged Loan Index

3	Source: Credit Suisse High Yield Index

4	Source: JP Morgan

5	Source: Pitchbook LCD
† Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit www.spglobal.com and select ’Understanding Credit Ratings’ under About Ratings on the homepage.

Portfolio manager(s):
Scott Baskind
Tom Ewald - Lead
Philip Yarrow
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Senior Loan Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 2/28/13

1 Source: Bloomberg LP
* The Fund’s oldest share class (IB shares) does not have a sales charge; therefore, the second-oldest share class with a sales charge (Class A) is also included in the chart.

Past performance cannot guarantee future results.
    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees;
performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (2/18/05)	3.24%
10 Years	3.54
5 Years	2.19
1 Year	-3.89

Class C Shares
Inception (2/18/05)	2.66%
10 Years	3.10
5 Years	2.10
1 Year	-2.41

Class Y Shares
Inception (11/8/13)	3.84%
5 Years	3.14
1 Year	-0.37

Class IB Shares
Inception (10/4/89)	4.71%
10 Years	4.13
5 Years	3.14
1 Year	-0.36

Class IC Shares
Inception (6/13/03)	4.06%
10 Years	3.99
5 Years	2.99
1 Year	-0.51
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month‑end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
    Class A share performance reflects the maximum 3.25% sales charge. Class A shares have no early withdrawal charges, except that an early withdrawal charge of 1.00% may be imposed on certain repurchases of Class A shares made by the Fund within eighteen months of purchase upon which a sales charge was not paid; such charge is not reflected in the returns shown above. Class C share performance reflects a maximum early withdrawal charge of 1% for the first year after purchase. Class IB shares and Class IC shares are not continuously offered. Class Y, Class IB and Class IC shares do not have a front‑end sales charge or a CDSC, therefore performance is at net asset value. Class Y, Class IB and Class IC shares do not have early withdrawal charges.
    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                    Invesco Senior Loan Fund

Supplemental Information
Invesco Senior Loan Fund’s investment objective is to seek to provide a high level of current income, consistent with preservation of capital.
∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US‑dollar‑denominated, noninvestment-grade loans.
∎
The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                    Invesco Senior Loan Fund

Fund Information
Portfolio Composition†

By credit quality	% of total investments
BBB-	0.94%
BB+	2.06
BB	5.35
BB-	7.97
B+	10.51
B	21.20
B-	19.81
CCC+	6.23
CCC	2.50
CCC-	0.30
CC	0.06
D	0.46
Non‑Rated	13.41
Equity	9.20
† Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non‑Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.
Top Five Debt Issuers

		% of total net assets
1.	NAS LLC (d.b.a. Nationwide Marketing Group)	2.04%
2.	Monitronics International, Inc.	1.59
3.	Crown Finance US, Inc.	1.38
4.	HotelBeds	1.33
5.	Al Aqua Merger Sub, Inc.	1.31
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of February 28, 2023.

6                    Invesco Senior Loan Fund

Schedule of Investments
February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests–100.89%(b)(c)

Aerospace & Defense–3.83%
Brown Group Holding LLC (Signature Aviation US Holdings, Inc.)
Incremental Term Loan B‑2 (1 mo. SOFR+ 3.75%)	8.37%	07/01/2029	$ 824	$ 825,346
Term Loan (1 mo. USD LIBOR + 2.50%)	7.13%	06/07/2028	480	476,562
Castlelake Aviation Ltd.
Term Loan (3 mo. USD LIBOR + 2.75%)	7.52%	10/22/2026	1,481	1,470,217
Term Loan(d)	-	10/22/2027	1,066	1,056,063
CEP IV Investment 16 S.a.r.l. (ADB Safegate) (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.75%)	6.72%	10/03/2026	EUR 161	144,134
Dynasty Acquisition Co., Inc.
Term Loan B‑1 (1 mo. USD LIBOR + 3.50%)	8.22%	04/08/2026	254	249,355
Term Loan B‑2 (1 mo. USD LIBOR + 3.50%)	8.12%	04/08/2026	136	133,176
Gogo Intermediate Holdings LLC, Term Loan B (3 mo. USD LIBOR + 3.75%)	8.70%	04/30/2028	676	673,886
Greenrock Finance, Inc.
Delayed Draw Term Loan (3 mo. SOFR + 4.25%)	9.25%	06/21/2029	109	108,057
Term Loan B (3 mo. SOFR + 4.25%)	8.93%	06/21/2029	236	234,123
IAP Worldwide Services, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 6.50%) (Acquired 07/18/2014‑02/08/2019; Cost $2,078,617)(e)(f)	11.23%	07/18/2023	2,085	2,085,084
KKR Apple Bidco LLC
First Lien Term Loan (1 mo. SOFR + 2.75%)	7.38%	09/22/2028	520	517,915
First Lien Term Loan (1 mo. SOFR+ 4.00%)	8.62%	09/22/2028	204	204,123
Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	10.38%	09/21/2029	212	207,905
Peraton Corp.
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	8.38%	02/01/2028	155	153,673
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	12.65%	02/01/2029	1,296	1,273,587
Propulsion (BC) Finco S.a.r.l. (Spain), Term Loan B (3 mo. SOFR + 4.00%)	8.58%	09/13/2029	353	350,889
Rand Parent LLC (Atlas Air), Term Loan B(d)	-	02/09/2030	801	779,852
Spirit AeroSystems, Inc., First Lien Term Loan (3 mo. SOFR + 4.50%)	9.18%	01/14/2027	857	859,128
Transdigm, Inc.
Term Loan H (1 mo. SOFR + 3.25%)	7.83%	02/28/2027	68	68,580
Term Loan I (1 mo. SOFR + 3.25%)	7.82%	08/10/2028	3,309	3,298,570
				15,170,225

Air Transport–4.08%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan (3 mo. USD LIBOR + 4.75%)	9.56%	04/20/2028	4,894	5,024,870
Air Canada (Canada), Term Loan (3 mo. USD LIBOR + 3.50%)	8.37%	08/11/2028	999	1,000,020
American Airlines, Inc., Term Loan(d)	-	02/09/2028	856	834,789
Avolon TLB Borrower 1 (US) LLC, Term Loan B‑4 (1 mo. USD LIBOR + 1.50%)	6.10%	02/12/2027	185	183,434
eTraveli Group (Sweden), Term Loan B‑1 (3 mo. EURIBOR + 4.00%)	6.20%	08/02/2024	EUR 405	424,390
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (3 mo. USD LIBOR + 5.25%)	10.00%	06/21/2027	1,345	1,402,513
PrimeFlight Aviation Services, Inc., Term Loan (3 mo. SOFR + 5.50%)(e)	10.30%	05/09/2024	420	419,708
SkyMiles IP Ltd. (Delta Air Lines, Inc.), Term Loan (3 mo. USD LIBOR + 3.75%)	8.56%	10/20/2027	683	707,739
United Airlines, Inc., Term Loan B (3 mo. USD LIBOR + 3.75%)	8.57%	04/21/2028	4,601	4,605,397
WestJet Airlines Ltd. (Canada), Term Loan (1 mo. USD LIBOR + 3.00%)	7.59%	12/11/2026	1,606	1,534,155
				16,137,015

Automotive–2.32%
Adient PLC, Term Loan B‑1 (1 mo. USD LIBOR + 3.25%)	7.88%	04/10/2028	1,252	1,252,892
Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	9.10%	04/06/2028	1,900	1,888,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Automotive–(continued)
BCA Marketplace (United Kingdom)
Second Lien Term Loan B (6 mo. SONIA + 7.50%)	11.43%	07/27/2029	GBP 481	$ 305,561
Term Loan B (6 mo. SONIA + 4.75%)	8.18%	07/28/2028	GBP 184	178,855
DexKo Global, Inc., First Lien Term Loan (1 mo. SOFR + 6.50%)(e)	11.08%	10/04/2028	$ 184	175,361
Driven Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	7.74%	12/16/2028	307	300,818
First Brands Group Intermediate LLC
Term Loan B (6 mo. SOFR + 5.00%)	10.25%	03/30/2027	175	171,274
Term Loan B (1 mo. SOFR + 5.00%)	10.25%	03/30/2027	1,232	1,180,291
Garrett Borrowing LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	8.08%	04/30/2028	288	285,261
Highline Aftermarket Acquisition LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	9.13%	11/09/2027	1,505	1,439,089
Mavis Tire Express Services TopCo L.P., First Lien Term Loan (1 mo. SOFR + 4.00%)	8.73%	05/04/2028	1,598	1,550,524
PowerStop LLC, Term Loan B (3 mo. USD LIBOR + 4.75%)	9.70%	01/24/2029	630	452,374
				9,180,818

Beverage & Tobacco–1.82%
AI Aqua Merger Sub, Inc.
Delayed Draw Term Loan(d)	-	07/31/2028	250	240,779
Incremental Term Loan B(d)	-	07/31/2028	1,432	1,381,019
Term Loan B (1 mo. USD LIBOR + 3.75%)	8.32%	07/31/2028	3,664	3,539,526
Arctic Glacier U.S.A., Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	8.23%	03/20/2024	772	718,472
City Brewing Co. LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	8.33%	03/31/2028	1,391	687,858
Naked Juice LLC (Tropicana), Second Lien Term Loan (3 mo. SOFR + 6.00%)	10.68%	01/20/2030	798	622,362
				7,190,016

Brokers, Dealers & Investment Houses–0.27%
AqGen Island Intermediate Holdings, Inc.
Second Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	8.25%	08/02/2028	524	509,099
Second Lien Term Loan B (3 mo. USD LIBOR + 6.50%)	11.31%	08/05/2029	21	18,641
Zebra Buyer LLC, Term Loan (3 mo. SOFR + 4.00%)	8.33%	11/01/2028	540	541,779
				1,069,519

Building & Development–2.66%
Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	7.22%	08/27/2025	156	155,013
Empire Today LLC, Term Loan B (1 mo. USD LIBOR + 5.00%)	9.60%	04/01/2028	1,677	1,359,070
Icebox Holdco III, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	8.23%	12/22/2028	989	939,493
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)(e)	11.48%	12/21/2029	302	269,659
LBM Holdings LLC, First Lien Term Loan(d)	-	12/17/2027	1	1,032
LHS Borrow LLC (Leaf Home Solutions), Term Loan (1 mo. SOFR + 4.75%)	9.47%	02/16/2029	2,003	1,654,924
Mayfair Mall LLC, Term Loan (1 mo. USD LIBOR + 3.25%)(e)	7.37%	04/20/2023	556	508,793
Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. SOFR + 4.50%)	9.18%	04/29/2029	1,238	1,202,122
Quikrete Holdings, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 2.63%)	7.26%	02/01/2027	611	606,306
Term Loan B (1 mo. USD LIBOR + 3.00%)	7.63%	06/11/2028	1,285	1,282,352
Re/Max LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	7.19%	07/21/2028	1,385	1,326,327
SRS Distribution, Inc., Term Loan (3 mo. SOFR + 3.50%)	7.97%	06/02/2028	191	184,460
TAMKO Building Products LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	7.73%	05/29/2026	165	163,558
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	8.73%	07/24/2024	906	850,201
				10,503,310

Business Equipment & Services–12.00%
Aegion Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	9.38%	05/17/2028	485	473,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Business Equipment & Services–(continued)
Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM)
Term Loan (1 mo. USD LIBOR + 3.75%)	8.47%	05/12/2028	$ 1,269	$ 1,224,411
Term Loan B (3 mo. EURIBOR + 3.75%)	6.18%	05/12/2028	EUR 110	110,505
Asurion LLC (fka Asurion Corp.), Term Loan B‑7 (1 mo. USD LIBOR + 3.00%)	7.63%	11/03/2024	200	199,862
Camelot Finance L.P.
Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	7.63%	10/30/2026	1,637	1,633,665
Term Loan (1 mo. USD LIBOR + 3.00%)	7.63%	10/30/2026	1,154	1,151,429
Checkout Holding Corp., Term Loan(d)	-	06/30/2023	18	18,241
Cimpress USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	8.13%	05/17/2028	741	673,442
Constant Contact
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	12.31%	02/15/2029	587	491,243
Term Loan B (1 mo. USD LIBOR + 4.00%)	8.81%	02/10/2028	1,355	1,284,772
Corp. Service Co., Term Loan B (1 mo. SOFR + 3.25%)	7.97%	08/08/2029	749	750,518
CRCI Longhorn Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	11.88%	08/08/2026	72	67,269
Creation Technologies, Inc., Term Loan B (3 mo. USD LIBOR + 5.50%)(e)	10.28%	10/05/2028	750	647,119
Dakota Holding Corp., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	11.38%	04/07/2028	353	331,589
Dun & Bradstreet Corp. (The)
Incremental Term Loan B‑2 (1 mo. SOFR + 3.25%)	7.85%	01/18/2029	412	410,666
Revolver Loan (1 mo. USD LIBOR + 3.00%)(e)	4.06%	09/11/2025	312	308,501
Revolver Loan(e)(g)	0.00%	09/11/2025	1,808	1,789,307
Term Loan (1 mo. USD LIBOR + 3.25%)	7.87%	02/06/2026	818	816,652
Garda World Security Corp. (Canada)
Incremental Term Loan (1 mo. SOFR + 4.25%)	8.81%	02/01/2029	1,282	1,276,684
Term Loan B‑2 (1 mo. USD LIBOR + 4.25%)	8.91%	10/30/2026	1,714	1,714,913
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	8.63%	05/12/2028	2,690	2,577,879
Grandir (The Education Group) (France)
Delayed Draw Term Loan (3 mo. EURIBOR + 4.00%)	6.70%	09/29/2028	EUR 35	35,772
Term Loan B‑1 (3 mo. EURIBOR + 4.00%)	6.70%	09/29/2028	EUR 209	214,633
ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.25%)	6.45%	04/01/2028	EUR 521	524,858
Karman Buyer Corp., First Lien Term Loan B‑1 (1 mo. USD LIBOR + 4.50%)	9.29%	10/28/2027	1,620	1,339,672
Konecta (Kronosnet CX Bidco 2022, S.L.) (Spain), Term Loan (3 mo. EURIBOR + 5.75%)	8.20%	09/30/2029	EUR 102	100,725
Monitronics International, Inc.
Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 08/30/2019‑01/28/2021; Cost $ 4,885,682)(f)	12.33%	03/29/2024	5,065	3,317,445
Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 08/28/2019‑04/27/2022; Cost $ 3,132,623)(e)(f)	10.83%	07/03/2024	3,129	2,972,275
NAS LLC (d.b.a. Nationwide Marketing Group)
Incremental Term Loan (3 mo. SOFR + 6.50%)(e)	11.23%	06/03/2024	1,725	1,699,529
Revolver Loan (1 mo. SOFR + 6.50%)(e)	0.50%	06/03/2024	103	101,179
Revolver Loan(e)(g)	0.00%	06/03/2024	411	404,714
Term Loan (3 mo. SOFR + 6.50%)(e)	11.23%	06/03/2024	4,970	4,895,101
Term Loan (3 mo. SOFR + 6.50%)(e)	11.23%	06/03/2024	944	929,934
OCM System One Buyer CTB LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	8.73%	03/02/2028	735	731,758
Orchid Merger Sub II LLC, Term Loan (6 mo. SOFR + 4.75%)(e)	9.48%	07/27/2027	1,618	1,399,470
Protect America, Revolver Loan(d)(e)	-	09/01/2024	848	788,764
QA Group (IndigoCyan) (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	8.80%	06/23/2024	GBP 2,109	2,446,891
Sitel Worldwide Corp., Term Loan (1 mo. USD LIBOR + 3.75%)	8.39%	08/28/2028	204	203,944
Skillsoft Corp., Term Loan (1 mo. SOFR + 4.75%)	9.93%	07/14/2028	588	510,036
Solera (Polaris Newco LLC), Term Loan B (1 mo. SONIA + 5.25%)	9.18%	06/05/2028	GBP 234	262,484
Spin Holdco, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	8.77%	03/04/2028	3,959	3,353,774
Tempo Acquisition LLC, Term Loan B (1 mo. SOFR + 3.00%)	7.62%	08/31/2028	33	32,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Business Equipment & Services–(continued)
Thermostat Purchaser III, Inc.
First Lien Delayed Draw Term Loan(e)(g)	0.00%	08/31/2028	$ 78	$ 74,968
Term Loan B(d)(e)	-	08/30/2028	501	480,373
Thevelia (US) LLC, First Lien Term Loan B (3 mo. SOFR+ 4.00%)	8.73%	06/17/2029	769	753,060
UnitedLex Corp., Term Loan (1 mo. USD LIBOR + 5.75%)(e)	10.35%	03/20/2027	528	486,119
Virtusa Corp.
Incremental Term Loan B (1 mo. SOFR + 3.75%)	8.47%	02/08/2029	204	202,888
Term Loan (1 mo. USD LIBOR + 3.75%)	8.38%	02/11/2028	654	651,957
WebHelp (France), Term Loan B (1 mo. USD LIBOR + 4.00%)	8.05%	08/04/2028	623	604,402
				47,471,751

Cable & Satellite Television–1.75%
Altice Financing S.A. (Luxembourg), Term Loan (3 mo. SOFR + 5.00%)(e)	9.57%	10/31/2027	322	321,330
Atlantic Broadband Finance LLC, Incremental Term Loan B (1 mo. USD LIBOR + 2.50%)	7.13%	09/01/2028	100	98,615
CSC Holdings LLC, Term Loan B (1 mo. SOFR + 4.50%)	9.06%	01/15/2028	926	869,158
Numericable‑SFR S.A. (France)
Incremental Term Loan B‑13 (3 mo. USD LIBOR + 4.00%)	8.86%	08/14/2026	527	513,443
Term Loan B‑11 (3 mo. USD LIBOR + 2.75%)	7.58%	07/31/2025	151	149,503
ORBCOMM, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	8.88%	09/01/2028	218	178,006
Telenet - LG, Term Loan AR (6 mo. USD LIBOR + 2.00%)	6.59%	04/30/2028	205	200,327
UPC - LG
Term Loan AT (1 mo. USD LIBOR + 2.25%)	6.84%	04/30/2028	193	189,859
Term Loan AX (1 mo. USD LIBOR + 2.93%)	7.51%	01/31/2029	1,980	1,957,040
Virgin Media 02 - LG (United Kingdom), Term Loan Q (1 mo. USD LIBOR + 3.25%)	7.84%	01/31/2029	2,443	2,435,408
Vodafone Ziggo - LG, Term Loan I (1 mo. USD LIBOR + 2.50%)	7.09%	04/30/2028	27	26,198
				6,938,887

Chemicals & Plastics–4.02%
AkzoNoble Chemicals, Term Loan (3 mo. USD LIBOR + 2.75%)	7.53%	10/01/2025	850	846,581
Aruba Investments, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	12.38%	11/24/2028	611	555,747
Arxada (Switzerland)
Term Loan B (3 mo. EURIBOR + 4.00%)	6.20%	07/03/2028	EUR 184	183,570
Term Loan B (3 mo. USD LIBOR + 4.00%)	8.73%	07/03/2028	121	114,835
Ascend Performance Materials Operations LLC, Term Loan (6 mo. SOFR + 4.75%)	8.83%	08/27/2026	2,488	2,488,482
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B‑4 (1 mo. SOFR + 3.00%)	7.51%	12/20/2029	1,132	1,138,175
BASF Construction Chemicals (Germany), Term Loan B‑3 (3 mo. USD LIBOR + 3.50%)	7.17%	09/29/2027	547	546,667
BES (Discovery Purchaser Corp.)
First Lien Term Loan (1 mo. SOFR + 7.00%)	11.59%	08/03/2030	347	318,673
Second Lien Term Loan (3 mo. SOFR + 4.38%)	8.96%	10/03/2029	420	403,180
Caldic (Pearls BidCo) (Netherlands), Term Loan B(d)	-	02/26/2029	263	259,198
Charter NEX US, Inc., Term Loan B(d)	-	12/01/2027	862	849,547
Colouroz Investment LLC (Germany)
PIK First Lien Term Loan C, 0.75% PIK Rate, 8.57% Cash Rate(h)	0.75%	09/21/2023	1	1,013
PIK First Lien Term Loan, 0.75% PIK Rate, 5.75% Cash Rate(h)	0.75%	09/21/2023	EUR 0	64
PIK Second Lien Term Loan B‑2, 5.75% PIK Rate, 9.07% Cash Rate(h)	5.75%	09/21/2024	26	13,502
Cyanco Intermediate 2 Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	8.13%	03/16/2025	133	131,173
Eastman Tire Additives (River Buyer, Inc.), First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	9.98%	11/01/2028	1,523	1,390,548
Fusion (Fusion UK Holding Ltd. & US HoldCo VAD, Inc.), Term Loan B (3 mo. SOFR+ 3.75%)	8.30%	05/28/2029	175	166,448
H.B. Fuller Co., Term Loan B(d)	-	02/08/2030	354	356,936
ICP Group Holdings LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	8.48%	12/29/2027	523	442,875
Ineos US Finance LLC
Term Loan(d)	-	11/08/2027	485	484,787
Term Loan(d)	-	02/09/2030	755	750,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Chemicals & Plastics–(continued)
Kersia International S.A.S. (Belgium), Term Loan B (3 mo. EURIBOR + 3.93%)	6.13%	12/23/2027	EUR 187	$ 184,915
Lummus Technology (Illuminate Buyer LLC), Term Loan B (1 mo. USD LIBOR + 3.50%)	8.13%	06/30/2027	$ 63	61,438
Nobian Finance B.V., Term Loan B (3 mo. EURIBOR + 3.20%)	5.40%	07/01/2026	EUR 789	796,498
Potters Industries LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)	8.73%	12/14/2027	425	425,511
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	8.58%	11/03/2025	295	290,610
Quantix, Term Loan (3 mo. SOFR + 6.25%)(e)	10.99%	05/03/2025	2,014	1,973,694
Timber Servicios Empresariales S.A. (Spain), Term Loan B (3 mo. EURIBOR + 4.75%)	6.61%	02/17/2029	EUR 173	160,336
W.R. Grace & Co., Term Loan B (3 mo. USD LIBOR + 3.75%)	8.50%	09/22/2028	570	567,760
				15,903,211

Clothing & Textiles–0.95%
ABG Intermediate Holdings 2 LLC
First Lien Term Loan B‑1 (1 mo. SOFR + 3.50%)	8.22%	12/21/2028	2,266	2,229,004
Second Lien Term Loan (1 mo. SOFR + 6.00%)	10.72%	12/20/2029	405	376,490
BK LC Lux SPV S.a.r.l. (Birkenstock), Term Loan B (1 mo. USD LIBOR + 3.25%)	8.06%	04/28/2028	1,101	1,094,651
International Textile Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	9.21%	05/01/2024	117	74,687
				3,774,832

Conglomerates–0.27%
APi Group DE, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	7.38%	01/03/2029	474	474,151
CeramTec (CTEC III GmbH) (Germany), Term Loan B (3 mo. EURIBOR + 3.75%)	6.45%	03/16/2029	EUR 234	239,497
Safe Fleet Holdings LLC
Incremental First Lien Term Loan (1 mo. SOFR + 5.00%)(e)	9.66%	02/23/2029	170	168,880
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	11.39%	02/02/2026	192	175,097
				1,057,625

Containers & Glass Products–3.10%
Berlin Packaging LLC, Term Loan B‑5 (1 mo. USD LIBOR + 3.75%)	8.48%	03/11/2028	994	976,390
Brook & Whittle Holding Corp., First Lien Term Loan (3 mo. SOFR + 4.00%)	9.04%	12/14/2028	603	553,305
Duran Group (Germany), Term Loan B‑2 (3 mo. USD LIBOR + 3.75%) (Acquired 03/24/2017‑03/03/2021; Cost $2,491,825)(e)(f)	7.88%	03/29/2024	2,498	2,413,269
Keter Group B.V. (Netherlands)
Term Loan B‑1 (3 mo. EURIBOR + 4.25%) (Acquired 04/29/2022‑02/21/2023; Cost $822,770)(f)	6.74%	10/31/2023	EUR 896	747,280
Term Loan B‑3 (3 mo. EURIBOR + 4.25%) (Acquired 02/21/2023; Cost $361,840)(f)	6.20%	10/31/2023	EUR 425	354,757
LABL, Inc. (Multi-Color), Term Loan (1 mo. USD LIBOR + 5.00%)	9.63%	10/29/2028	2,095	2,049,633
Libbey Glass, Inc., First Lien Term Loan (3 mo. SOFR + 3.75%) (Acquired 11/22/2022‑02/22/2023; Cost $1,595,402)(f)	4.75%	11/22/2027	1,708	1,643,711
Logoplaste (Mar Bidco S.a.r.l.) (Portugal), Term Loan B (1 mo. USD LIBOR + 4.30%)	9.03%	07/07/2028	418	388,358
Mold-Rite Plastics LLC (Valcour Packaging LLC)
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)(e)	7.98%	10/04/2028	542	475,284
Second Lien Term Loan (6 mo. USD LIBOR + 7.00%)(e)	11.23%	10/04/2029	224	156,688
Refresco Group N.V. (Netherlands), Term Loan B (3 mo. SOFR + 4.25%)	9.01%	07/12/2029	2,525	2,516,384
				12,275,059

Cosmetics & Toiletries–1.53%
Bausch and Lomb, Inc., Term Loan (1 mo. SOFR + 3.25%)	7.84%	05/10/2027	2,438	2,389,757
Coty, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	6.84%	04/05/2025	2,747	2,744,000
Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	7.49%	06/29/2028	EUR 765	693,376
Wella (Rainbow FinCo S.a.r.l.), Term Loan B (6 mo. EURIBOR + 3.50%)	6.70%	02/24/2029	EUR 220	224,204
				6,051,337

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Drugs–0.00%
Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	6.63%	11/15/2027	$ 5	$ 4,641

Ecological Services & Equipment–1.22%
Anticimex (Sweden)
First Lien Term Loan (3 mo. SOFR + 4.75%)	9.74%	11/16/2028	236	233,519
Term Loan B‑4 (3 mo. USD LIBOR + 4.00%)	8.95%	11/16/2028	412	410,363
EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	8.48%	05/11/2025	1,031	998,691
GFL Environmental, Inc. (Canada), Term Loan B (1 mo. SOFR + 3.00%)	7.72%	05/28/2027	412	413,491
Groundworks LLC
Delayed Draw Term Loan (3 mo. USD LIBOR + 4.75%)(e)	9.48%	01/17/2026	28	28,067
Delayed Draw Term Loan (3 mo. USD LIBOR + 4.75%)(e)	9.48%	01/17/2026	1,086	1,085,725
Delayed Draw Term Loan(e)(g)	0.00%	01/17/2026	223	223,250
Term Loan (3 mo. USD LIBOR + 4.75%)(e)	9.48%	01/17/2026	50	49,779
Term Loan(e)(g)	0.00%	03/14/2029	50	48,384
Term Loan(e)(g)	0.00%	03/14/2030	156	151,199
OGF (France), Term Loan B‑2 (6 mo. EURIBOR + 4.75%)	7.11%	12/31/2025	EUR 166	163,536
Patriot Container Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	8.47%	03/20/2025	437	411,714
TruGreen L.P., Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)(e)	13.33%	11/02/2028	827	595,587
				4,813,305

Electronics & Electrical–11.19%
Altar BidCo, Inc. (Brooks Automation, Inc.), Second Lien Term Loan (6 mo. SOFR + 5.60%)	10.49%	02/01/2030	206	182,400
AppLovin Corp., Term Loan (3 mo. SOFR + 3.00%)	9.50%	10/25/2028	980	972,497
Boxer Parent Co., Inc., Term Loan B (1 mo. EURIBOR + 4.00%)	6.43%	10/02/2025	EUR 20	20,799
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	8.63%	04/18/2025	446	441,129
CDK Global, Inc., First Lien Term Loan (3 mo. SOFR+ 4.50%)	9.08%	07/06/2029	837	835,463
CommerceHub, Inc., Term Loan B (3 mo. USD LIBOR + 4.00%)	8.78%	01/01/2028	767	733,839
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	7.88%	04/06/2026	629	611,895
ConnectWise LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	8.13%	10/01/2028	340	324,112
Cornerstone OnDemand, First Lien Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 09/21/2021; Cost $451,629)(f)	8.38%	10/16/2028	453	420,516
Delta Topco, Inc. (Infoblox, Inc.)
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	8.15%	12/01/2027	382	356,761
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	11.65%	12/01/2028	358	315,589
Diebold Nixdorf, Inc.
Term Loan (1 mo. SOFR + 5.25%)	10.48%	07/15/2025	782	534,503
Term Loan (1 mo. SOFR + 6.40%)	11.63%	07/15/2025	307	320,662
Digi International, Inc., Term Loan (6 mo. USD LIBOR + 5.00%)(e)	9.63%	11/01/2028	784	785,055
E2Open LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	8.08%	02/04/2028	1,370	1,364,981
Emerald Technologies AcquisitionCo, Inc., Term Loan B (1 mo. SOFR + 6.25%)	10.97%	12/29/2027	196	184,114
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	8.62%	05/06/2026	82	78,883
EverCommerce, Term Loan B (1 mo. USD LIBOR + 3.25%)	7.88%	07/01/2028	505	504,052
Forcepoint, Term Loan (3 mo. USD LIBOR + 4.25%)	9.08%	01/07/2028	292	275,869
Go Daddy Operating Co. LLC, Term Loan (1 mo. SOFR + 3.25%)	8.06%	11/09/2029	70	69,712
GoTo Group, Inc. (LogMeIn), First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	9.38%	08/31/2027	3,666	2,033,969
Imperva, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	12.65%	01/11/2027	988	740,683
Inetum (Granite Fin Bidco SAS) (France), Term Loan B (3 mo. EURIBOR + 5.00%)	7.06%	10/17/2028	EUR 274	276,845
Infinite Electronics, Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	11.73%	03/02/2029	253	228,130
Informatica Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	7.44%	10/15/2028	355	355,286
Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (1 mo. SONIA + 7.25%)(e)	10.80%	08/17/2028	GBP 319	375,519
Term Loan 2(d)(e)	-	08/17/2028	411	394,283
Marcel Bidco LLC, Term Loan (1 mo. USD LIBOR + 4.00%)(e)	8.42%	12/31/2027	93	92,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Electronics & Electrical–(continued)
Mavenir Systems, Inc., Term Loan B (3 mo. USD LIBOR + 4.75%)	9.65%	08/13/2028	$ 1,661	$ 1,121,294
Maverick Bidco, Inc. (Mitratech), Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)(e)	11.58%	05/18/2029	49	44,265
McAfee Enterprise
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	13.08%	07/27/2029	628	495,594
Term Loan B (1 mo. USD LIBOR + 4.75%)	9.58%	07/27/2028	605	517,511
McAfee LLC, Term Loan B‑1 (1 mo. SOFR + 4.50%)	8.42%	03/01/2029	2,363	2,220,170
Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 6.25%) (Acquired 04/25/2019‑02/01/2022; Cost $2,054,868)(f)	10.42%	04/29/2026	2,084	1,870,370
Native Instruments (Germany), Term Loan (3 mo. EURIBOR + 6.00%)(e)	7.98%	03/03/2028	EUR 784	782,298
NCR Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	7.33%	08/28/2026	645	641,563
Oberthur Tech, Term Loan B (3 mo. USD LIBOR + 4.50%)	9.23%	01/09/2026	1,289	1,278,061
Open Text Corp. (Canada), Incremental Term Loan B(d)	-	08/27/2029	2,023	2,022,627
Optiv, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	11.42%	01/31/2025	490	456,315
Term Loan (3 mo. USD LIBOR + 3.25%)	7.42%	02/01/2024	3,136	3,118,968
Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(e)	8.88%	01/02/2025	1,188	1,158,591
Proofpoint, Inc., Term Loan B (3 mo. USD LIBOR + 3.25%)	7.88%	08/31/2028	712	693,646
Quest Software US Holdings, Inc.
Second Lien Term Loan (3 mo. SOFR+ 7.50%)	12.33%	01/20/2030	136	88,094
Term Loan B (3 mo. SOFR + 4.25%)	9.08%	01/19/2029	3,035	2,622,905
RealPage, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	7.63%	04/24/2028	1,283	1,244,860
Resideo Funding, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	6.86%	02/11/2028	0	11
Riverbed Technology, Inc., PIK Term Loan, 2.00% PIK Rate, 10.83% Cash Rate (Acquired 12/06/2021‑02/07/2023; Cost $3,931,221)(f)(h)	2.00%	12/08/2026	3,171	1,155,609
Sandvine Corp.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	9.33%	10/31/2025	1,349	1,279,987
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	12.83%	11/02/2026	190	169,295
SmartBear (AQA Acquisition Holdings, Inc), Term Loan B (3 mo. USD LIBOR + 4.25%)	9.20%	03/03/2028	190	185,403
SonicWall U.S. Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	8.71%	05/16/2025	130	128,445
Ultimate Software Group, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	8.58%	05/04/2026	1,561	1,543,548
Second Lien Term Loan (3 mo. USD LIBOR + 5.25%)	10.03%	05/03/2027	154	150,922
UST Holdings Ltd., Term Loan B (1 mo. USD LIBOR + 3.75%)	8.48%	11/19/2028	701	698,612
Utimaco (Germany)
Term Loan B (3 mo. EURIBOR + 6.25%)(e)	8.95%	05/31/2029	EUR 1,940	1,965,497
Term Loan B (3 mo. SOFR + 6.25%)(e)	11.20%	05/31/2029	1,089	1,051,655
Veritas US, Inc., Term Loan B (3 mo. USD LIBOR + 5.00%)	9.73%	09/01/2025	925	727,605
WebPros, Term Loan (3 mo. USD LIBOR + 5.25%)	9.98%	02/18/2027	1,039	1,021,093
				44,284,848

Financial Intermediaries–0.80%
Edelman Financial Center LLC (The)
Incremental Term Loan (1 mo. USD LIBOR + 3.50%)	8.13%	04/07/2028	1,812	1,768,930
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	11.38%	07/20/2026	112	108,728
LendingTree, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	8.39%	09/15/2028	925	856,573
Stiphout Finance LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	8.38%	10/26/2025	122	121,380
Tegra118 Wealth Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	8.56%	02/18/2027	321	313,582
				3,169,193

Food Products–2.80%
Arnott’s (Snacking Investments US LLC), Term Loan (1 mo. USD LIBOR + 4.00%)	8.56%	12/18/2026	942	940,511
Biscuit Intl (Cookie Acq S.A.S., De Banketgroep Holding) (France), First Lien Term Loan (6 mo. EURIBOR + 4.00%)	5.86%	02/15/2027	EUR 524	435,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Food Products–(continued)
BrightPet (AMCP Pet Holdings, Inc.)
Revolver Loan (3 mo. USD LIBOR + 6.25%)(e)	11.06%	10/05/2026	$ 336	$ 324,595
Term Loan B (3 mo. USD LIBOR + 6.25%)(e)	10.98%	10/05/2026	2,303	2,226,721
Florida Food Products LLC
First Lien Term Loan (1 mo. SOFR + 5.00%)(e)	9.62%	10/18/2028	419	391,284
First Lien Term Loan (1 mo. SOFR + 5.00%)(e)	9.63%	10/18/2028	3,060	2,861,051
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	12.63%	10/08/2029	609	548,312
H‑Food Holdings LLC
Incremental Term Loan B‑3 (1 mo. USD LIBOR + 5.00%)	9.63%	05/23/2025	749	678,568
Term Loan (3 mo. USD LIBOR + 3.69%)	8.32%	05/23/2025	571	514,898
Nomad Foods US LLC (United Kingdom), Term Loan B (1 mo. SOFR + 3.75%)	8.23%	11/10/2029	310	310,847
Panzani/Pimente (France), Term Loan B (3 mo. EURIBOR + 4.25%)	6.45%	12/02/2028	EUR 174	180,313
Shearer’s Foods LLC
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	12.39%	09/22/2028	222	207,826
Term Loan B (1 mo. USD LIBOR + 3.50%)	8.13%	09/23/2027	132	129,280
Sigma Bidco B.V. (Netherlands)
Term Loan B‑1 (3 mo. EURIBOR + 3.50%)	6.24%	07/02/2025	EUR 427	421,492
Term Loan B‑2 (3 mo. USD LIBOR + 3.00%)	7.46%	07/02/2025	496	466,350
Valeo Foods (Jersey) Ltd. (United Kingdom), First Lien Term Loan B (6 mo. EURIBOR + 4.00%)	7.24%	09/29/2028	EUR 492	442,821
				11,080,262

Food Service–0.88%
Euro Garages (Netherlands)
Term Loan B (3 mo. USD LIBOR + 4.00%)	9.15%	02/07/2025	434	407,282
Term Loan B (3 mo. USD LIBOR + 4.00%)	8.73%	02/07/2025	618	580,286
Term Loan B (3 mo. USD LIBOR + 4.25%)	8.98%	03/31/2026	310	290,383
Financiere Pax S.A.S., Term Loan B (6 mo. EURIBOR + 4.75%)	7.19%	07/01/2026	EUR 1,400	1,353,528
WW International, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	8.14%	04/13/2028	1,457	846,609
				3,478,088

Health Care–3.41%
Acacium (Impala Bidco Ltd./ICS US, Inc.) (United Kingdom)
Term Loan (1 mo. SONIA + 4.75%)	8.68%	06/08/2028	GBP 295	341,855
Term Loan (1 mo. SOFR + 5.25%)(e)	9.15%	06/08/2028	590	552,040
Ascend Learning LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	8.12%	12/11/2028	40	38,013
athenahealth Group, Inc.
Term Loan (1 mo. SOFR + 3.50%)	8.06%	02/15/2029	2,630	2,440,555
Delayed Draw Term Loan(g)	0.00%	02/15/2029	322	299,063
Biogroup‑LCD (France), Term Loan B (3 mo. EURIBOR + 3.25%)	5.85%	02/09/2028	EUR 292	290,227
Cerba (Chrome Bidco) (France), Term Loan (3 mo. EURIBOR + 4.00%)	5.93%	02/14/2029	EUR 248	251,957
Certara Holdco, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	8.13%	08/14/2026	401	399,425
Cheplapharm Arzneimittel GmbH (Germany), Term Loan B (3 mo. EURIBOR + 4.00%)	6.30%	02/22/2029	EUR 312	321,612
Dermatology Intermediate Holdings III, Inc.
Delayed Draw Term Loan(d)(e)	-	03/31/2029	12	11,522
Delayed Draw Term Loan(e)(g)	0.00%	03/31/2029	1	430
Term Loan B (1 mo. SOFR + 4.25%)(e)	8.93%	03/23/2029	65	63,624
Ethypharm (Financiere Verdi, Orphea Ltf) (France), Term Loan B (3 mo. SONIA + 4.50%)	7.93%	04/17/2028	GBP 371	397,636
ExamWorks Group, Inc./Electron Bidco, Term Loan (1 mo. USD LIBOR + 3.00%)	7.63%	11/01/2028	275	273,039
Explorer Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	9.13%	02/04/2027	1,017	939,188
Gainwell Acquisition Corp., First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	8.73%	10/01/2027	514	496,071
Global Medical Response, Inc.
Term Loan (1 mo. USD LIBOR + 4.25%)	9.20%	03/14/2025	311	248,922
Term Loan (1 mo. USD LIBOR + 4.25%)	8.83%	10/02/2025	1,030	821,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Health Care–(continued)
ICON PLC
Term Loan (3 mo. USD LIBOR + 2.25%)	7.00%	07/03/2028	$ 13	$ 13,064
Term Loan (3 mo. USD LIBOR + 2.25%)	7.00%	07/03/2028	53	52,435
International SOS L.P., Term Loan B (3 mo. USD LIBOR + 3.75%)(e)	8.50%	09/07/2028	631	622,038
MedAssets Software Intermediate Holdings, Inc. (nThrive TSG)
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	8.63%	12/18/2028	998	935,448
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	11.38%	12/17/2029	401	286,772
MJH Healthcare Holdings LLC, Term Loan B (1 mo. SOFR + 3.50%)	8.22%	01/28/2029	107	105,359
Neuraxpharm (Cerebro BidCo/Blitz F20‑80 GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 4.25%)	6.74%	12/15/2027	EUR 138	144,081
Term Loan B‑2 (3 mo. EURIBOR + 4.25%)	6.74%	12/15/2027	EUR 80	83,227
Nidda Healthcare Holding AG (Germany), Term Loan F (3 mo. SONIA + 4.50%)	8.45%	08/21/2026	GBP 314	359,655
Summit Behavioral Healthcare LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	9.88%	11/24/2028	914	886,757
TTF Holdings LLC (Soliant), Term Loan B (1 mo. USD LIBOR + 4.00%)	8.69%	03/31/2028	490	489,422
Verscend Holding Corp., Term Loan B‑1 (1 mo. USD LIBOR + 4.00%)	8.63%	08/27/2025	768	768,813
Women’s Care Holdings, Inc. LLC
First Lien Term Loan (6 mo. USD LIBOR + 4.50%)	9.33%	01/15/2028	342	321,562
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	13.08%	01/15/2029	235	213,418
				13,469,136

Home Furnishings–2.56%
Hilding Anders AB (Sweden)
Term Loan (6 mo. EURIBOR + 5.00%) (Acquired 10/04/2022‑10/31/2022; Cost $ 155,086)(e)(f)	7.12%	02/28/2026	EUR 213	147,445
Term Loan (6 mo. EURIBOR) (Acquired 10/04/2022‑10/31/2022; Cost $ 1,725)(e)(f)	1.70%	02/26/2027	EUR 193	0
Hunter Douglas Holding B.V., Term Loan B‑1 (3 mo. SOFR+ 3.50%)	8.37%	02/26/2029	2,617	2,415,242
Hunter Douglas, Inc., First Lien Term Loan (3 mo. EURIBOR + 4.00%)	6.67%	02/26/2029	EUR 1,317	1,276,142
Mattress Holding Corp., Term Loan (6 mo. USD LIBOR + 4.25%)	8.44%	09/25/2028	2,145	2,030,093
Serta Simmons Bedding LLC
First Lien Term Loan(i)(j)	0.00%	08/10/2023	1,073	1,060,977
Second Lien Term Loan(i)(j)	0.00%	08/10/2023	1,743	977,264
SIWF Holdings, Inc., Term Loan B (3 mo. USD LIBOR + 4.00%)	8.75%	10/06/2028	1,374	1,186,460
TGP Holdings III LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	8.08%	06/29/2028	477	384,328
VC GB Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	11.38%	07/01/2029	319	253,401
Weber-Stephen Products LLC
Incremental Term Loan B (1 mo. SOFR + 4.25%)	8.97%	10/30/2027	112	98,244
Term Loan B (1 mo. USD LIBOR + 3.25%)	7.88%	10/30/2027	356	312,660
				10,142,256

Industrial Equipment–4.09%
Chart Industries, Inc., Term Loan B (d)	-	12/08/2029	920	920,804
CIRCOR International, Inc., Term Loan (1 mo. USD LIBOR + 5.50%)	10.13%	12/20/2028	685	679,819
Crosby US Acquisition Corp., First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	9.50%	06/26/2026	228	222,937
Delachaux Group S.A. (France), Term Loan B‑2 (3 mo. USD LIBOR + 4.50%)	9.28%	04/16/2026	320	306,584
Deliver Buyer, Inc. (MHS Holdings), Term Loan B (3 mo. SOFR + 5.50%)	10.08%	06/08/2029	1,158	1,001,435
DXP Enterprises, Inc., Term Loan (1 mo. SOFR + 4.75%)	10.17%	12/23/2027	858	845,064
Engineered Machinery Holdings, Inc., Second Lien Incremental Term Loan (3 mo. USD LIBOR + 6.00%)(e)	10.73%	05/21/2029	117	109,069
Kantar (Summer BC Bidco) (United Kingdom)
Term Loan B (3 mo. USD LIBOR + 5.00%)(e)	9.77%	12/04/2026	977	928,464
Term Loan B‑3 (3 mo. EURIBOR + 4.25%)	6.22%	12/04/2026	EUR 700	705,343
Madison IAQ LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	7.99%	06/21/2028	1,329	1,268,367
MKS Instruments, Inc., Term Loan B (1 mo. SOFR + 2.75%)	7.41%	08/17/2029	38	37,924

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Industrial Equipment–(continued)
MX Holdings US, Inc., Term Loan B‑1‑C (1 mo. USD LIBOR + 2.50%)	7.13%	07/31/2025	$ 260	$ 260,292
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)	8.73%	03/08/2025	775	697,241
Robertshaw US Holding Corp.
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	8.25%	02/28/2025	2,967	1,658,932
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	12.75%	02/28/2026	777	268,942
Tank Holding Corp.
Revolver Loan (1 mo. SOFR + 6.00%)(e)	12.25%	03/31/2028	50	46,224
Revolver Loan(e)(g)	0.00%	03/31/2028	180	167,121
Term Loan (1 mo. SOFR + 6.00%)	10.47%	03/31/2028	3,431	3,296,036
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (6 mo. USD LIBOR + 3.50%)	8.60%	07/31/2027	1,994	1,953,596
Victory Buyer LLC (Vantage Elevator)
Second Lien Term Loan B (1 mo. USD LIBOR + 7.00%)(e)	11.59%	11/19/2029	165	132,972
Term Loan B (1 mo. USD LIBOR + 3.75%)(e)	8.34%	11/15/2028	768	675,971
				16,183,137

Insurance–1.42%
Acrisure LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	8.13%	02/15/2027	1,152	1,103,154
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	8.88%	02/15/2027	765	739,284
Term Loan (1 mo. SOFR+ 5.75%)	10.45%	02/15/2027	720	721,552
Alliant Holdings Intermediate LLC
Term Loan (1 mo. USD LIBOR + 3.25%)	8.13%	05/09/2025	37	36,665
Term Loan (1 mo. USD LIBOR + 3.50%)	8.09%	11/06/2027	857	848,266
AmWINS Group LLC, Term Loan B(d)	-	02/19/2028	426	425,111
HUB International Ltd., Incremental Term Loan B‑3 (1 mo. USD LIBOR + 3.25%)	7.23%	04/25/2025	506	506,231
Sedgwick Claims Management Services, Inc., Term Loan B(d)	-	02/21/2028	198	195,990
USI, Inc.
Term Loan (1 mo. USD LIBOR + 3.25%)	7.98%	12/02/2026	334	333,511
Term Loan (3 mo. SOFR + 3.75%)	8.65%	11/22/2029	725	724,818
				5,634,582

Leisure Goods, Activities & Movies–5.21%
Carnival Corp.
Incremental Term Loan (6 mo. USD LIBOR + 3.25%)	7.88%	10/18/2028	3,812	3,707,190
Term Loan (6 mo. USD LIBOR + 3.00%)	7.63%	06/30/2025	259	255,828
Crown Finance US, Inc.
DIP Term Loan (1 mo. SOFR + 10.00%)	14.80%	09/07/2023	4,439	4,538,988
First Lien Term Loan (Acquired 10/18/2019‑12/23/2022; Cost $2,223,970)(f)(i)(j)	0.00%	09/30/2026	2,558	417,932
Revolver Loan(d)(i)	-	03/02/2023	608	102,261
Term Loan (Acquired 08/28/2020‑11/30/2022; Cost $335,125)(f)(i)(j)	0.00%	02/28/2025	EUR 441	76,196
Term Loan (Acquired 09/13/2021‑02/24/2022; Cost $1,370,670)(f)(i)(j)	0.00%	02/28/2025	1,642	270,041
CWGS Group LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	7.13%	06/03/2028	801	717,848
Delta 2 Lux S.a.r.l. (United Kingdom), First Lien Term Loan (1 mo. SOFR + 3.25%)	8.06%	01/15/2030	784	787,685
Dorna Sports S.L. (Spain), Term Loan B (3 mo. EURIBOR + 3.50%)	6.25%	03/30/2029	EUR 427	440,143
Eagle Midco Ltd. (United Kingdom), Term Loan (3 mo. SONIA + 4.25%)	8.71%	03/20/2028	GBP 233	263,177
Fitness International LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)	8.08%	04/18/2025	920	884,430
Lakeland Tours LLC
PIK Term Loan, 13.25% PIK Rate (Acquired 09/25/2020‑09/27/2022; Cost $134,626)(f)(h)	13.25%	09/25/2027	325	219,277
Third Lien Term Loan B (3 mo. USD LIBOR + 6.00%) (Acquired 09/25/2020‑10/31/2022; Cost $210,427)(e)(f)	10.42%	09/25/2025	271	246,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Leisure Goods, Activities & Movies–(continued)
Nord Anglia Education, Term Loan B(d)	-	01/25/2028	$ 339	$ 339,395
OEG Borrower LLC (Opry Entertainment), Term Loan B (3 mo. SOFR+ 5.00%)(e)	9.60%	05/20/2029	850	847,552
Red Ventures LLC (New Imagitas, Inc.), Term Loan(d)	-	02/24/2030	249	246,834
Royal Caribbean Cruises
Revolver Loan(d)(e)	-	04/05/2024	2,206	2,112,569
Revolver Loan(d)	-	04/12/2024	465	444,634
Revolver Loan(e)(g)	0.00%	04/05/2024	68	65,300
Revolver Loan(g)	0.00%	04/12/2024	130	123,998
SeaWorld Parks & Entertainment, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	7.69%	08/25/2028	460	459,427
Six Flags Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	6.39%	04/17/2026	229	225,570
USF S&H Holdco LLC
Term Loan A (3 mo. USD LIBOR + 8.00%)(e)	18.67%	06/30/2025	133	132,716
Term Loan A(e)(g)	0.00%	06/30/2025	162	162,334
Term Loan B (3 mo. USD LIBOR + 4.75%)(e)	9.51%	06/30/2025	1,698	1,698,291
Vue International Bidco PLC (United Kingdom)
Term Loan (6 mo. EURIBOR + 8.00%)	9.77%	06/30/2027	EUR 194	179,417
Term Loan (3 mo. EURIBOR + 8.00%)	4.35%	12/31/2027	EUR 988	658,515
				20,624,104

Lodging & Casinos–3.99%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	8.38%	02/02/2026	915	870,155
First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	9.34%	02/02/2026	1,128	1,075,321
B&B Hotels S.A.S. (France)
Second Lien Term Loan A‑1 (3 mo. EURIBOR + 8.50%)	10.89%	07/31/2027	EUR 387	407,892
Term Loan B‑4 (6 mo. EURIBOR + 5.50%)	7.89%	07/31/2026	EUR 401	422,119
Bally’s Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	7.85%	10/02/2028	1,079	1,030,404
Caesars Entertainment, Inc., Term Loan B(d)	-	01/26/2030	1,807	1,807,281
Fertitta Entertainment LLC (Golden Nugget), Term Loan (1 mo. SOFR + 4.00%)	8.62%	01/31/2029	140	136,870
Flutter Financing B.V. (Stars Group), Term Loan B (1 mo. SOFR + 3.25%)	8.09%	07/04/2028	1,101	1,102,687
Four Seasons Holdings, Inc. (Canada), Term Loan (1 mo. SOFR + 3.25%)	8.16%	11/30/2029	228	229,277
GVC Finance LLC, First Lien Term Loan (1 mo. SOFR + 3.50%)	8.18%	10/31/2029	1,268	1,268,472
Hilton Grand Vacations Borrower LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	7.63%	08/02/2028	516	515,700
HotelBeds (United Kingdom)
Term Loan B (3 mo. EURIBOR + 4.25%)	6.71%	09/12/2025	EUR 1,882	1,870,839
Term Loan D (6 mo. EURIBOR + 5.50%)	7.75%	09/12/2027	EUR 3,398	3,414,916
PCI Gaming Authority, Term Loan B (3 mo. USD LIBOR + 2.50%)	7.13%	05/29/2026	63	63,028
Scientific Games Lottery
Term Loan B (3 mo. EURIBOR + 4.00%)	6.17%	01/31/2029	EUR 247	256,975
Term Loan B (3 mo. SOFR + 3.50%)	8.10%	04/04/2029	959	944,233
Travel + Leisure Co., Incremental Term Loan (1 mo. SOFR + 4.00%)	8.61%	12/14/2029	348	347,832
				15,764,001

Nonferrous Metals & Minerals–1.32%
American Rock Salt Co. LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	8.63%	06/09/2028	374	362,573
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(e)	11.88%	06/11/2029	57	54,247
AZZ, Inc., Term Loan (1 mo. SOFR + 4.25%)	8.97%	05/13/2029	1,182	1,183,552
Corialis (United Kingdom), Term Loan B (1 mo. SONIA + 4.40%)	8.36%	07/06/2028	GBP 109	118,529
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	8.78%	07/31/2026	431	426,860
Form Technologies LLC
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	9.46%	07/19/2025	1,029	942,773
First Lien Term Loan (3 mo. USD LIBOR + 9.00%)(e)	13.96%	10/22/2025	545	441,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Nonferrous Metals & Minerals–(continued)
SCIH Salt Holdings Inc. (Kissner Group), Incremental First Lien Term Loan B‑1 (1 mo. USD LIBOR + 4.00%)	8.83%	03/16/2027	$ 1,714	$ 1,672,869
				5,202,709

Oil & Gas–3.69%
Brazos Delaware II LLC, First Lien Term Loan (d)	-	02/01/2030	1,007	1,001,814
Glass Mountain Pipeline Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	9.14%	10/28/2027	150	127,279
Gulf Finance LLC, Term Loan (1 mo. USD LIBOR + 6.75%)	11.48%	08/25/2026	1,282	1,260,811
McDermott International Ltd.
LOC(g)	0.00%	06/30/2024	2,136	1,740,930
LOC (3 mo. USD LIBOR + 4.00%)(e)	5.48%	06/30/2024	999	698,963
PIK Term Loan, 3.00% PIK Rate, 5.63% Cash Rate(h)	3.00%	06/30/2025	512	340,028
Term Loan (1 mo. USD LIBOR + 3.00%)	7.63%	06/30/2024	92	55,660
Par Petroleum LLC and Par Petroleum Finance Corp. (Par Pacific), Term Loan B(d)	-	02/14/2030	1,167	1,154,810
Petroleum GEO‑Services ASA (Norway)
Term Loan (3 mo. SOFR + 6.75%) (Acquired 05/23/2022; Cost $469,170)(e)(f)	11.33%	03/18/2024	469	476,208
Term Loan (1 mo. USD LIBOR + 7.50%) (Acquired 01/29/2021‑02/09/2021; Cost $3,105,810)(f)	12.14%	03/19/2024	3,486	3,433,881
QuarterNorth Energy, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 08/03/2021‑10/14/2022; Cost $2,814,967)(f)	12.63%	08/27/2026	2,865	2,859,630
TransMontaigne Partners LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	8.09%	11/17/2028	1,124	1,120,166
WhiteWater Whistler Holdings LLC, Term Loan B(d)	-	01/25/2030	311	311,081
				14,581,261

Publishing–4.02%
Adtalem Global Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	8.63%	08/12/2028	370	370,207
Cengage Learning, Inc., Term Loan B (6 mo. USD LIBOR + 4.75%)	9.88%	06/29/2026	2,664	2,525,460
Clear Channel Worldwide Holdings, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	8.33%	08/21/2026	2,304	2,187,299
Dotdash Meredith, Inc., Term Loan B (1 mo. SOFR + 4.00%)(e)	8.67%	12/01/2028	2,978	2,635,872
Harbor Purchaser, Inc. (Houghton Mifflin Harcourt)
Second Lien Term Loan (1 mo. SOFR +8.50%)(e)	13.12%	04/08/2030	1,353	1,177,121
Term Loan B (1 mo. SOFR + 5.25%)	9.97%	04/09/2029	2,784	2,561,331
McGraw-Hill Education, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	9.38%	07/30/2028	2,525	2,429,864
Micro Holding L.P., Term Loan (1 mo. USD LIBOR + 3.75%)	8.38%	09/13/2024	2,032	2,020,557
				15,907,711

Radio & Television–0.97%
Diamond Sports Holdings LLC, Second Lien Term Loan (1 mo. SOFR + 3.25%) (Acquired 03/01/2022; Cost $860,777)(f)	8.03%	08/24/2026	1,304	153,372
Gray Television, Inc.
Term Loan C (1 mo. USD LIBOR + 2.50%)	7.07%	01/02/2026	11	10,680
Term Loan D (1 mo. USD LIBOR + 3.00%)	7.57%	12/01/2028	1,216	1,204,169
iHeartCommunications, Inc., Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	7.88%	05/01/2026	220	214,891
Sinclair Television Group, Inc.
Term Loan B‑2‑B (1 mo. USD LIBOR + 2.50%)	7.14%	09/30/2026	269	261,209
Term Loan B‑3 (1 mo. USD LIBOR + 3.00%)	7.64%	04/01/2028	578	557,836
Term Loan B‑4 (1 mo. SOFR + 3.75%)	8.47%	04/21/2029	1,202	1,174,375
Univision Communications, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	7.88%	05/05/2028	267	263,884
				3,840,416

Retailers (except Food & Drug)–3.25%
Bass Pro Group LLC, Term Loan B‑2 (1 mo. USD LIBOR + 3.75%)	8.38%	03/06/2028	3,112	3,072,079
CNT Holdings I Corp. (1‑800 Contacts), First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	8.13%	11/08/2027	1,590	1,564,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Retailers (except Food & Drug)–(continued)
Kirk Beauty One GmbH (Germany)
Term Loan B‑1 (6 mo. EURIBOR + 5.50%)	7.45%	04/08/2026	EUR 298	$ 300,879
Term Loan B‑2 (6 mo. EURIBOR + 5.50%)	7.45%	04/08/2026	EUR 171	173,196
Term Loan B‑3 (3 mo. EURIBOR + 5.25%)	7.45%	04/08/2026	EUR 333	336,353
Term Loan B‑4 (6 mo. EURIBOR + 5.50%)	7.45%	04/08/2026	EUR 526	531,570
Term Loan B‑5 (6 mo. EURIBOR + 5.50%)	7.45%	04/08/2026	EUR 117	118,228
Petco Animal Supplies, Inc., First Lien Term loan (3 mo. SOFR + 3.25%)	8.09%	03/02/2028	$ 1,472	1,459,093
PetSmart LLC, Term Loan (1 mo. SOFR + 3.75%)	8.47%	02/11/2028	4,563	4,556,908
Savers, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	10.34%	04/26/2028	748	741,430
				12,854,439

Surface Transport–2.26%
American Trailer World Corp., First Lien Term Loan (1 mo. SOFR + 3.75%)	8.47%	03/03/2028	732	650,747
Carriage Purchaser, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	8.88%	09/30/2028	251	247,518
First Student Bidco, Inc.
Delayed Draw Term Loan (3 mo. SOFR + 4.00%)	8.68%	07/21/2028	113	110,550
Incremental Term Loan B (3 mo. SOFR+ 4.00%)	8.68%	07/21/2028	1,630	1,591,915
Term Loan B (3 mo. USD LIBOR + 3.00%)	7.73%	07/21/2028	1,156	1,105,860
Term Loan C (3 mo. USD LIBOR + 3.00%)	7.73%	07/21/2028	431	412,327
Hurtigruten (Explorer II AS) (Norway)
Term Loan B (3 mo. EURIBOR + 4.00%) (Acquired 04/16/2021‑05/25/2021; Cost $2,070,245)(f)	7.20%	02/24/2025	EUR 1,769	1,704,985
Term Loan C (3 mo. EURIBOR + 8.00%) (Acquired 10/05/2021; Cost $1,164,099)(f)	10.63%	06/16/2023	EUR 1,000	1,054,394
Novae LLC, Term Loan B (3 mo. SOFR+ 5.00%)	9.70%	12/22/2028	306	265,592
PODS LLC
Term Loan (1 mo. SOFR + 4.00%)(e)	8.68%	04/01/2028	861	856,496
Term Loan B (1 mo. USD LIBOR + 3.00%)	7.73%	04/01/2028	117	114,798
STG - XPOI Opportunity, Term Loan B (1 mo. SOFR + 6.00%)	10.78%	04/30/2028	864	828,015
				8,943,197

Telecommunications–6.54%
Avaya, Inc.
DIP Term Loan(e)(i)	12.56%	08/15/2023	233	241,756
DIP Term Loan(e)(g)(i)	0.00%	08/15/2023	58	60,439
First Lien Term Loan(i)(j)	0.00%	12/15/2027	588	153,361
Term Loan B‑2(i)(j)	0.00%	12/15/2027	967	250,323
Cablevision Lightpath LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	7.84%	11/30/2027	523	520,471
CCI Buyer, Inc. (Consumer Cellular), Term Loan(d)	-	12/17/2027	2,832	2,791,196
CenturyLink, Inc.
Term Loan A(d)	-	01/31/2025	511	492,467
Term Loan B (1 mo. USD LIBOR + 2.25%)	6.88%	03/15/2027	2,083	1,736,956
Cincinnati Bell, Inc., Term Loan B‑2 (1 mo. SOFR + 3.25%)	7.97%	11/22/2028	18	18,214
Crown Subsea Communications Holding, Inc.
Incremental Term Loan(d)	-	04/27/2027	581	573,020
Term Loan (1 mo. SOFR + 4.75%)	9.32%	04/27/2027	858	845,786
Eagle Broadband Investments LLC (Mega Broadband), Term Loan (3 mo. USD LIBOR + 3.00%)	7.75%	11/12/2027	109	107,894
Frontier Communications Corp., Term Loan B (3 mo. USD LIBOR + 3.75%)	8.50%	05/01/2028	237	232,835
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	8.14%	12/11/2026	1,142	1,124,991
Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B (6 mo. SOFR + 4.25%)	9.08%	02/01/2029	3,308	3,275,647
Iridium Satellite LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	7.22%	11/04/2026	25	25,318
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	6.38%	03/01/2027	92	83,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Telecommunications–(continued)
MLN US HoldCo LLC (dba Mitel)
First Lien Term Loan (6 mo. USD LIBOR + 4.50%)	8.25%	11/30/2025	$ 23	$ 6,824
First Lien Term Loan (6 mo. SOFR + 6.70%)(e)	11.15%	11/01/2027	3,429	2,486,136
First Lien Term Loan (6 mo. SOFR + 9.25%)	13.70%	11/01/2027	1,357	1,037,691
Term Loan (6 mo. SOFR + 6.44%)	10.89%	11/01/2027	1,459	1,429,874
Radiate Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	7.88%	09/25/2026	1,167	972,068
SBA Senior Finance II LLC, Term Loan (3 mo. USD LIBOR + 1.75%)	6.41%	04/11/2025	11	11,317
Telesat LLC, Term Loan B‑5 (1 mo. USD LIBOR + 2.75%)	7.58%	12/07/2026	2,239	1,210,815
U.S. Telepacific Corp., Term Loan (3 mo. SOFR + 1.15%)	7.25%	05/01/2026	2,954	945,297
Viasat, Inc., Term Loan (1 mo. SOFR + 3.75%)	9.23%	03/02/2029	631	625,735
Voyage Digital (NC) Ltd., Term Loan B (3 mo. SOFR + 4.50%)(e)	9.30%	05/10/2029	841	834,402
Windstream Services LLC, Term Loan (1 mo. SOFR + 6.25%)	10.97%	09/21/2027	2,165	1,949,487
Zayo Group LLC, Incremental Term Loan (1 mo. SOFR + 4.25%)	8.87%	03/09/2027	2,117	1,811,774
				25,855,789

Utilities–2.67%
APLP Holdings L.P. (Canada), Term Loan (3 mo. USD LIBOR + 3.75%)	8.48%	05/14/2027	315	315,439
Brookfield WEC Holdings, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	7.38%	08/01/2025	341	340,668
Incremental Term Loan (1 mo. SOFR+ 3.75%)	8.37%	08/01/2025	1,064	1,065,300
Eastern Power LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	8.48%	10/02/2025	1,079	984,561
Generation Bridge LLC
Term Loan B (3 mo. USD LIBOR + 5.00%)	9.73%	12/01/2028	748	747,227
Term Loan C (1 mo. USD LIBOR + 5.00%)	9.73%	12/01/2028	16	16,445
Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	8.38%	11/09/2026	1,842	1,768,932
Innio Group Holding GmbH, Term Loan B (3 mo. EURIBOR + 3.75%)	5.48%	10/31/2025	EUR 300	309,924
KAMC Holdings, Inc. (Franklin Energy Group), First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	8.95%	08/14/2026	728	636,666
Lightstone Holdco LLC
Term Loan B (1 mo. SOFR + 5.75%)	10.37%	02/01/2027	2,462	2,103,113
Term Loan C (1 mo. SOFR + 5.75%)	10.37%	02/01/2027	139	118,951
Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%) (Acquired 04/28/2017‑05/22/2019; Cost $1,183,078)(f)	8.88%	05/16/2024	1,185	881,119
Pike Corp., Term Loan (1 mo. SOFR+ 3.50%)	8.12%	01/21/2028	221	220,883
Urbaser (Spain), Term Loan B (6 mo. EURIBOR + 4.18%)	6.55%	10/23/2028	EUR 643	677,236
USIC Holding, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	8.13%	05/12/2028	231	224,517
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	11.13%	05/14/2029	172	159,870
				10,570,851
Total Variable Rate Senior Loan Interests (Cost $431,760,909)				399,127,531

			Shares
Common Stocks & Other Equity Interests–10.34%(k)

Aerospace & Defense–0.84%

IAP Worldwide Services, Inc. (Acquired 07/18/2014‑02/08/2019; Cost $587,458)(e)(f)			342	3,305,240

Automotive–0.01%

ThermaSys Corp. (Acquired 12/31/2018; Cost $474,958)(e)(f)			676,996	20,310

Building & Development–0.00%
Haya (Holdco2 PLC/Real Estate SAU) (Acquired 06/14/2022; Cost $0)(e)(f)			298	0
Lake at Las Vegas Joint Venture LLC, Class A (Acquired 07/15/2010; Cost $7,938,060)(e)(f)			780	0

Lake at Las Vegas Joint Venture LLC, Class B (Acquired 07/15/2010; Cost $93,975)(e)(f)			9	0
				0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Senior Loan Fund

	Shares	Value
Business Equipment & Services–1.02%
Checkout Holding Corp. (Acquired 02/15/2019; Cost $2,251,966)(f)	6,741	$ 2,106
My Alarm Center LLC, Class A (Acquired 03/09/2021‑12/03/2021; Cost $3,381,699)(e)(f)	25,611	4,033,698
		4,035,804

Containers & Glass Products–0.02%
Libbey Glass, Inc. (Acquired 11/13/2020‑02/10/2022; Cost $32,297)(f)	7,940	68,482

Electronics & Electrical–0.00%
Riverbed Technology, Inc. (Acquired 12/06/2021; Cost $316,609)(e)(f)	18,902	4,820

Financial Intermediaries–0.06%
RJO Holdings Corp.(e)	2,851	136,875
RJO Holdings Corp., Class A(e)	2,314	111,065
RJO Holdings Corp., Class B(e)	3,000	30
		247,970

Health Care–0.01%
Envigo RMS Holding Corp. (Acquired 04/29/2014; Cost $0)(e)(f)	7,462	53,167

Leisure Goods, Activities & Movies–0.50%
Crown Finance US, Inc., Wts., expiring 11/23/2025 (Acquired 12/09/2020; Cost $0)(f)(i)	171,770	0
USF S&H Holdco LLC (Acquired 12/02/2019; Cost $1,287,958)(e)(f)	1,785	1,977,944
Vue International Bidco PLC(d)(e)	987,581	0
		1,977,944

Lodging & Casinos–0.47%
Bally’s Corp.(l)	72,757	1,436,950
Caesars Entertainment, Inc.(l)	8,413	427,044
		1,863,994

Oil & Gas–5.67%
Aquadrill LLC (Acquired 05/27/2021; Cost $1,529,106)(f)	49,326	2,778,706
HGIM Corp. (Acquired 07/02/2018‑08/31/2021; Cost $769,269)(e)(f)	8,544	192,240
HGIM Corp., Wts., expiring 07/02/2043 (Acquired 07/02/2018; Cost $487,931)(e)(f)	5,420	121,950
McDermott International Ltd.(l)	210,471	81,978
McDermott International Ltd.(e)	657,235	255,993
NexTier Oilfield Solutions, Inc.(l)	44,006	401,775
Noble Corp. PLC(l)	929	38,730
QuarterNorth Energy, Inc. (Acquired 06/02/2021‑10/29/2021; Cost $3,240,271)(e)(f)	78,026	15,565,407
QuarterNorth Energy, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $133,695)(e)(f)	14,855	496,157
QuarterNorth Energy, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $171,654)(e)(f)	28,609	288,093
Samson Investment Co., Class A (Acquired 03/01/2017; Cost $3,246,273)(e)(f)	84,254	52,659
Southcross Energy Partners L.P. (Acquired 08/05/2014‑10/29/2020; Cost $759,465)(e)(f)	73,367	550
Transocean Ltd.(l)	191,873	1,341,192
Tribune Resources LLC (Acquired 04/03/2018; Cost $1,947,502)(f)	382,888	801,768
Tribune Resources LLC, Wts., expiring 04/03/2023 (Acquired 04/03/2018; Cost $8,198)(e)(f)	99,132	2,478
		22,419,676

Radio & Television–0.19%
iHeartMedia, Inc., Class A(l)	101,257	735,126
iHeartMedia, Inc., Class B(e)	17	123
		735,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Senior Loan Fund

			Shares		Value

Retailers (except Food & Drug)–0.09%
Claire’s Stores, Inc. (Acquired 10/12/2018; Cost $716,681)(f)				446	$221,142

Toys ’R’ Us‑Delaware, Inc.(e)				17	41,827

Vivarte S.A.S.(e)				233,415	109,725

					372,694

Surface Transport–0.08%
Commercial Barge Line Co. (Acquired 02/15/2018‑02/06/2020; Cost $420,320)(f)				4,992	147,264

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 02/03/2023; Cost $0)(f)				19,526	9,153

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/03/2023; Cost $0)(f)				15,443	9,652

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018‑02/06/2020; Cost $441,875)(f)				5,248	154,816

					320,885

Utilities–1.38%
Vistra Corp.				227,983	5,013,346

Vistra Operations Co. LLC, Rts., expiring 12/31/2046				366,133	451,625

					5,464,971

Total Common Stocks & Other Equity Interests (Cost $45,201,414)					40,891,206

	Interest Rate	Maturity Date	Principal Amount (000)(a)
U.S. Dollar Denominated Bonds & Notes–3.34%

Aerospace & Defense–0.43%
Maxar Technologies, Inc. (m)	7.75%	06/15/2027		$530	554,690

Rand Parent LLC(m)	8.50%	02/15/2030		693	666,146

Spirit AeroSystems, Inc.(m)	9.38%	11/30/2029		446	471,645

					1,692,481

Air Transport–0.08%
Mesa Airlines, Inc., Class B (Acquired 11/25/2015; Cost $568,104)(e)(f)	5.75%	07/15/2025		341	330,366

Building & Development–0.70%
APCOA Parking Holdings GmbH (Germany) (m)	4.63%	01/15/2027	EUR	147	134,336

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 09/22/2021‑12/17/2021; Cost $1,041,663)(f)(m)	4.50%	04/01/2027		1,045	896,511

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 10/13/2020‑11/19/2020; Cost $1,699,494)(f)(m)	5.75%	05/15/2026		1,873	1,726,334

					2,757,181

Cable & Satellite Television–0.53%
Altice Financing S.A. (Luxembourg) (m)	5.75%	08/15/2029		22	18,016

Altice Financing S.A. (Luxembourg)(m)	5.00%	01/15/2028		693	575,731

Altice France Holding S.A. (Luxembourg)(m)	8.00%	05/15/2027	EUR	336	283,658

Altice France S.A. (France)(m)	5.50%	01/15/2028		328	270,505

Altice France S.A. (France)(m)	5.50%	10/15/2029		305	239,023

Virgin Media Secured Finance PLC (United Kingdom)(m)	4.50%	08/15/2030		849	699,689

					2,086,622

Chemicals & Plastics–0.21%
SK Invictus Intermediate II S.a.r.l. (Luxembourg) (m)	5.00%	10/30/2029		1,067	850,111

Food Service–0.12%
eG Global Finance PLC (United Kingdom) (m)	6.75%	02/07/2025		412	372,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Food Service–(continued)
WW International, Inc.(m)	4.50%	04/15/2029		$225	$115,005

					487,330

Health Care–0.06%
Global Medical Response, Inc. (m)	6.50%	10/01/2025		298	223,834

Industrial Equipment–0.02%
Chart Industries, Inc. (m)	7.50%	01/01/2030		93	94,511

Lodging & Casinos–0.06%
Caesars Entertainment, Inc. (m)	7.00%	02/15/2030		218	219,891

Publishing–0.44%
McGraw-Hill Education, Inc. (m)	5.75%	08/01/2028		1,990	1,744,648

Radio & Television–0.10%
Diamond Sports Group LLC/Diamond Sports Finance Co. (Acquired 07/18/2019‑10/16/2020; Cost $773,023)(f)(m)	5.38%	08/15/2026		825	93,596

iHeartCommunications, Inc.(m)	4.75%	01/15/2028		194	163,315

Univision Communications, Inc.(m)	7.38%	06/30/2030		133	126,275

					383,186

Retailers (except Food & Drug)–0.30%
Evergreen Acqco 1 L.P./TVI, Inc. (m)	9.75%	04/26/2028		1,216	1,204,016

Telecommunications–0.29%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom) (m)	6.75%	10/01/2026		352	326,001

Windstream Escrow LLC/Windstream Escrow Finance Corp.(m)	7.75%	08/15/2028		1,007	824,114

					1,150,115

Total U.S. Dollar Denominated Bonds & Notes (Cost $15,198,421)					13,224,292

Non‑U.S. Dollar Denominated Bonds & Notes–3.34%(n)

Automotive–0.27%
Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%)(m)(o)	12.37%	04/19/2026	SEK	10,000	878,869

Leather 2 S.p.A. (Italy) (3 mo. EURIBOR + 4.50%)(m)(o)	6.70%	09/30/2028	EUR	206	175,255

					1,054,124

Building & Development–0.10%
APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(m)(o)	7.29%	01/15/2027	EUR	272	281,638

Haya (Holdco2 PLC/Real Estate SAU) (Spain) (Acquired 06/14/2022; Cost $179,969)(f)(o)	10.95%	11/30/2025	EUR	246	102,012

					383,650

Business Equipment & Services–0.18%
Paganini Bidco S.p.A. (Italy) (3 mo. EURIBOR + 4.25%)(m)(o)	6.73%	10/30/2028	EUR	694	720,280

Cable & Satellite Television–0.21%
Altice Financing S.A. (Luxembourg)(m)	3.00%	01/15/2028	EUR	260	219,719

Altice Finco S.A. (Luxembourg)(m)	4.75%	01/15/2028	EUR	756	620,474

					840,193

Chemicals & Plastics–0.09%
Herens Midco S.a.r.l. (Luxembourg)(m)	5.25%	05/15/2029	EUR	506	369,954

Electronics & Electrical–0.34%
Castor SpA (Italy)	6.25%	02/15/2029	EUR	660	680,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Electronics & Electrical–(continued)
Nobel Bidco B.V. (Netherlands)(m)	3.13%	06/15/2028	EUR	891	$662,310

					1,342,472

Financial Intermediaries–1.00%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%)(m)(o)	7.48%	08/01/2024	EUR	1,101	971,891

Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(m)(o)	8.73%	05/01/2026	EUR	632	589,687

Garfunkelux Holdco 3 S.A. (Luxembourg)(m)	6.75%	11/01/2025	EUR	909	791,494

Kane Bidco Ltd. (United Kingdom)(m)	5.00%	02/15/2027	EUR	139	137,380

Kane Bidco Ltd. (United Kingdom)(m)	6.50%	02/15/2027	GBP	174	191,070

Sherwood Financing PLC (United Kingdom)(m)	4.50%	11/15/2026	EUR	200	186,618

Sherwood Financing PLC (United Kingdom)(m)	6.00%	11/15/2026	GBP	202	202,642

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(m)(o)	7.28%	11/15/2027	EUR	891	897,528

					3,968,310

Health Care–0.13%
Kepler S.p.A. (Italy) (3 mo. EURIBOR + 5.75%)(m)(o)	7.80%	05/15/2029	EUR	486	508,388

Home Furnishings–0.32%
Ideal Standard International S.A. (Belgium)(m)	6.38%	07/30/2026	EUR	316	188,810

Very Group Funding PLC (The) (United Kingdom)(m)	6.50%	08/01/2026	GBP	1,101	1,067,747

					1,256,557

Industrial Equipment–0.10%
Summer (BC) Holdco A S.a.r.l. (Luxembourg)(m)	9.25%	10/31/2027	EUR	450	397,045

Leisure Goods, Activities & Movies–0.11%
Deuce Finco PLC (United Kingdom) (3 mo. EURIBOR + 4.75%)(m)(o)	6.80%	06/15/2027	EUR	211	211,487

Deuce Finco PLC (United Kingdom)(m)	5.50%	06/15/2027	GBP	211	215,555

					427,042

Retailers (except Food & Drug)–0.34%
Douglas GmbH (Germany)(m)	6.00%	04/08/2026	EUR	788	735,322

Kirk Beauty SUN GmbH (Germany)(m)	8.25%	10/01/2026	EUR	734	592,791

					1,328,113

Surface Transport–0.15%
Zenith Finco PLC (United Kingdom)(m)	6.50%	06/30/2027	GBP	632	603,429

Total Non‑U.S. Dollar Denominated Bonds & Notes (Cost $16,712,518)					13,199,557

				Shares
Preferred Stocks–0.75%(k)

Automotive–0.00%
ThermaSys Corp., Series A, Pfd. (Acquired 12/31/2018; Cost $151,015)(e)(f)				144,220	4,327

Electronics & Electrical–0.00%
Riverbed Technology, Inc., Pfd. (Acquired 12/06/2021; Cost $0)(e)(f)				27,194	6,934

Riverbed Technology, Inc., Pfd.(e)				8,195	2,090

					9,024

Financial Intermediaries–0.05%
RJO Holdings Corp., Series A‑2, Pfd.(e)				584	208,492

Oil & Gas–0.10%
McDermott International Ltd., Pfd.(e)				564	366,547

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                    Invesco Senior Loan Fund

			Shares	Value

Oil & Gas–(continued)
Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019‑08/23/2019; Cost $291,940)(e)(f)			292,193	$16,070

				382,617

Surface Transport–0.60%
Commercial Barge Line Co., Series A, Pfd. (Acquired 02/15/2018‑02/06/2020; Cost $938,463)(f)			18,575	399,362

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 02/15/2018‑02/06/2020; Cost $986,469)(f)			19,526	419,809

Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020‑10/27/2020; Cost $505,738)(f)			21,989	901,549

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020‑10/27/2020; Cost $355,189)(f)			15,443	633,163

				2,353,883

Total Preferred Stocks (Cost $3,474,663)				2,958,343

	Interest Rate	Maturity Date	Principal Amount (000)(a)
Municipal Obligations–0.45%

Arizona–0.45%
Arizona (State of) Industrial Development Authority,(NewLife Forest Restoration, LLC), Series 2022, RB (Acquired 02/22/2022; Cost $1,966,830) (Cost $1,069,699)(f)(m)	9.00%	01/01/2028	$2,154	1,794,300

TOTAL INVESTMENTS IN SECURITIES(p)-119.11% (Cost $513,417,624)				471,195,229

BORROWINGS-(20.85)%				(82,500,000)

OTHER ASSETS LESS LIABILITIES-1.74%				6,910,032

NET ASSETS-100.00%				$395,605,261

Investment Abbreviations:

DIP	– Debtor‑in‑Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay‑in‑Kind
RB	– Revenue Bonds
Rts.	– Rights
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STIBOR	– Stockholm Interbank Offered Rate
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                    Invesco Senior Loan Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	This variable rate interest will settle after February 28, 2023, at which time the interest rate will be determined.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	Restricted security. The aggregate value of these securities at February 28, 2023 was $66,553,487, which represented 16.82% of the Fund’s Net Assets.
(g)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(h)	All or a portion of this security is Pay‑in‑Kind. Pay‑in‑Kind securities pay interest income in the form of securities.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $3,206,094, which represented less than 1% of the Fund’s Net Assets.

(k)	Securities acquired through the restructuring of senior loans.
(l)	Non‑income producing security.
(m)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $27,105,609, which represented 6.85% of the Fund’s Net Assets.

(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(p)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
The aggregate value of securities considered illiquid at February 28, 2023 was $65,128,570, which represented 16.46% of the Fund’s Net Assets.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

Currency Risk

04/28/2023	Barclays Bank PLC	EUR	667,080	USD	714,307	$6,376

04/28/2023	Barclays Bank PLC	GBP	2,058,048	USD	2,493,921	15,790

03/31/2023	BNP Paribas S.A.	EUR	13,568,951	USD	14,822,583	445,778

03/31/2023	BNP Paribas S.A.	GBP	2,341,688	USD	2,890,499	72,316

04/28/2023	BNP Paribas S.A.	EUR	13,974,222	USD	14,939,644	109,687

04/28/2023	Canadian Imperial Bank of Commerce	GBP	2,089,231	USD	2,535,419	19,740

03/31/2023	Morgan Stanley and Co. International PLC	EUR	13,911,575	USD	15,212,181	472,354

03/31/2023	Morgan Stanley and Co. International PLC	GBP	167,600	USD	205,236	3,532

03/31/2023	Morgan Stanley and Co. International PLC	USD	43,167	GBP	35,884	18

04/28/2023	Morgan Stanley and Co. International PLC	EUR	13,951,215	USD	14,917,272	111,730

04/28/2023	Morgan Stanley and Co. International PLC	SEK	9,160,630	USD	889,647	11,871

03/31/2023	Royal Bank of Canada	EUR	14,233,570	USD	15,545,004	464,010

03/31/2023	Royal Bank of Canada	GBP	2,380,546	USD	2,931,809	66,863

04/28/2023	Royal Bank of Canada	EUR	13,974,222	USD	14,951,048	121,092

03/31/2023	State Street Bank & Trust Co.	SEK	9,309,201	USD	912,098	21,450

03/31/2023	Toronto-Dominion Bank (The)	GBP	2,341,688	USD	2,889,440	71,258

04/28/2023	Toronto-Dominion Bank (The)	GBP	2,089,231	USD	2,538,435	22,757

Subtotal-Appreciation						2,036,622

Currency Risk

03/31/2023	Bank of America, N.A	USD	28,300	SEK	287,602	(784)

03/31/2023	Barclays Bank PLC	USD	2,476,192	GBP	2,044,609	(15,539)

03/31/2023	BNP Paribas S.A.	USD	14,915,538	EUR	13,974,222	(109,333)

03/31/2023	Canadian Imperial Bank of Commerce	USD	2,517,404	GBP	2,075,588	(19,468)

04/28/2023	Deutsche Bank AG	USD	595,062	EUR	556,435	(4,553)

04/28/2023	J.P. Morgan Chase Bank, N.A.	USD	2,132,517	EUR	2,000,000	(10,043)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                    Invesco Senior Loan Fund

Open Forward Foreign Currency Contracts-(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty		Deliver		Receive	(Depreciation)

03/31/2023	Morgan Stanley and Co. International PLC	GBP	88,280	USD	106,164	$(79)

03/31/2023	Morgan Stanley and Co. International PLC	SEK	95,704	USD	9,032	(124)

03/31/2023	Morgan Stanley and Co. International PLC	USD	14,694,833	EUR	13,765,652	(109,616)

03/31/2023	Morgan Stanley and Co. International PLC	USD	1,343,564	GBP	1,088,133	(34,015)

03/31/2023	Morgan Stanley and Co. International PLC	USD	884,106	SEK	9,117,302	(11,818)

03/31/2023	Royal Bank of Canada	USD	14,926,984	EUR	13,974,222	(120,779)

03/31/2023	Toronto-Dominion Bank (The)	USD	2,520,399	GBP	2,075,588	(22,463)

Subtotal-Depreciation						(458,614)

Total Forward Foreign Currency Contracts						$1,578,008

Abbreviations:
EUR –Euro
GBP –British Pound Sterling
SEK –Swedish Krona
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                    Invesco Senior Loan Fund

Statement of Assets and Liabilities
February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $513,417,624)	$471,195,229
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	2,036,622
Cash	13,684,856
Foreign currencies, at value (Cost $657,648)	655,785
Receivable for:
Investments sold	16,342,335
Fund shares sold	53,526
Interest	5,098,154
Investments matured, at value (Cost $15,329,350)	605,497
Investment for trustee deferred compensation and retirement plans	27,014
Other assets	48,638
Total assets	509,747,656

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	458,614
Payable for:
Borrowings	82,500,000
Investments purchased	22,773,530
Dividends	1,024,114
Fund shares reacquired	365
Accrued fees to affiliates	264,386
Accrued interest expense	854,468
Accrued trustees’ and officers’ fees and benefits	1,639
Accrued other operating expenses	557,147
Trustee deferred compensation and retirement plans	73,276
Unfunded loan commitments	5,634,856
Total liabilities	114,142,395
Net assets applicable to common shares	$395,605,261

Net assets applicable to common shares consist of:
Shares of beneficial interest	$676,651,967

Distributable earnings (loss)	(281,046,706)

$395,605,261

Net Assets:
Class A	$50,489,486

Class C	$36,107,573

Class Y	$983,009

Class IB	$285,766,551

Class IC	$22,258,642

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Class A	8,599,125

Class C	6,133,878

Class Y	167,387

Class IB	48,672,774

Class IC	3,791,607

Class A:
Net asset value per share	$5.87

Maximum offering price per share (Net asset value of $5.87 ÷ 96.75%)	$6.07

Class C:
Net asset value and offering price per share	$5.89

Class Y:
Net asset value and offering price per share	$5.87

Class IB:
Net asset value and offering price per share	$5.87

Class IC:
Net asset value and offering price per share	$5.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                    Invesco Senior Loan Fund

Statement of Operations
For the year ended February 28, 2023

Investment income:
Interest	$36,910,148

Dividends	1,289,722

Other income	202,966

Total investment income	38,402,836

Expenses:
Advisory fees	3,737,059

Administrative services fees	1,032,833

Custodian fees	75,687

Distribution fees:
Class A	134,732

Class C	395,647

Class IC	34,762

Interest, facilities and maintenance fees	3,301,076

Transfer agent fees	401,253

Trustees’ and officers’ fees and benefits	22,058

Registration and filing fees	45,825

Reports to shareholders	507,386

Professional services fees	177,482

Other	15,972

Total expenses	9,881,772

Net investment income	28,521,064

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(11,183,905)

Foreign currencies	298,991

Forward foreign currency contracts	4,876,764

(6,008,150)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(26,780,625)

Foreign currencies	(481,813)

Forward foreign currency contracts	1,075,007

(26,187,431)

Net realized and unrealized gain (loss)	(32,195,581)

Net increase (decrease) in net assets resulting from operations	$(3,674,517)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                    Invesco Senior Loan Fund

Statement of Changes in Net Assets
For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$28,521,064	$18,670,145

Net realized gain (loss)	(6,008,150)	(6,971,428)

Change in net unrealized appreciation (depreciation)	(26,187,431)	13,682,358

Net increase from payments by affiliates	–	874,000

Net increase (decrease) in net assets resulting from operations	(3,674,517)	26,255,075

Distributions to shareholders from distributable earnings:
Class A	(4,428,637)	(2,897,166)

Class C	(2,947,658)	(1,908,129)

Class Y	(89,041)	(76,822)

Class IB	(25,369,125)	(17,186,111)

Class IC	(1,934,890)	(1,318,835)

Total distributions from distributable earnings	(34,769,351)	(23,387,063)

Return of capital:
Class A	(340,351)	–

Class C	(226,534)	–

Class Y	(6,843)	–

Class IB	(1,949,671)	–

Class IC	(148,700)	–

Total return of capital	(2,672,099)	–

Total distributions	(37,441,450)	(23,387,063)

Share transactions–net:
Class A	(3,195,720)	(1,018,745)

Class C	(4,666,346)	(3,400,425)

Class Y	8,802	36,695

Class IB	(9,101,956)	(23,134,255)

Class IC	(794,905)	(2,253,511)

Net increase (decrease) in net assets resulting from share transactions	(17,750,125)	(29,770,241)

Net increase (decrease) in net assets	(58,866,092)	(26,902,229)

Net assets:
Beginning of year	454,471,353	481,373,582

End of year	$395,605,261	$454,471,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                    Invesco Senior Loan Fund

Statement of Cash Flows
For the year ended February 28, 2023

Cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations	$(3,674,517)

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(212,136,154)

Proceeds from sales of investments	227,014,916

Proceeds from sales of short-term investments, net	3,698,325

Amortization of premium on investment securities	529,120

Accretion of discount on investment securities	(2,903,057)

Net realized loss from investment securities	11,183,905

Net change in unrealized depreciation on investment securities	26,780,625

Net change in unrealized appreciation of forward foreign currency contracts	(1,075,007)

Change in operating assets and liabilities:

Increase in receivables and other assets	(883,462)

Increase in accrued expenses and other payables	679,678

Net cash provided by operating activities	49,214,372

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(10,245,943)

Return of capital	(2,672,099)

Proceeds from shares of beneficial interest sold	7,279,513

Disbursements from shares of beneficial interest reacquired	(49,159,850)

Net cash provided by (used in) financing activities	(54,798,379)

Net decrease in cash and cash equivalents	(5,584,007)

Cash and cash equivalents at beginning of period	19,924,648

Cash and cash equivalents at end of period	$14,340,641

Non‑cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$24,099,096

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$11,707

Cash paid during the period for interest, facilities and maintenance fees	$2,515,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                    Invesco Senior Loan Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)	Total borrowings (000’s omitted)	Asset Coverage per $1,000 unit of senior indebtedness (d)
Class A
Year ended 02/28/23	$6.46	$0.41	$(0.46)	$(0.05)	$(0.50)	$(0.04)	$(0.54)	$5.87	(0.46)%		$ 50,489	2.50%		2.50%		1.70%		6.75%		24%	$ 82,500	$5,795
Year ended 02/28/22	6.43	0.25	0.10	0.35	(0.32)	–	(0.32)	6.46	5.49	(e)(f)	59,134	1.97	(f)	1.97	(f)	1.73	(f)	3.86	(f)	79	82,500	6,509
Year ended 02/28/21	6.34	0.23	0.11	0.34	(0.24)	(0.01)	(0.25)	6.43	5.77	(f)	59,821	2.05	(f)	2.05	(f)	1.71	(f)	3.80	(f)	64	82,500	6,835
Year ended 02/29/20	6.61	0.30	(0.26)	0.04	(0.31)	–	(0.31)	6.34	0.58	(f)	74,640	2.41	(f)	2.41	(f)	1.66	(f)	4.62	(f)	55	115,000	5,677
Year ended 02/28/19	6.72	0.28	(0.10)	0.18	(0.29)	–	(0.29)	6.61	3.19	(f)	90,789	2.46	(f)	2.46	(f)	1.71	(f)	4.25	(f)	44	160,000	5,009
Class C
Year ended 02/28/23	6.48	0.37	(0.46)	(0.09)	(0.46)	(0.04)	(0.50)	5.89	(1.18)		36,108	3.25		3.25		2.45		6.00		24	82,500	5,795
Year ended 02/28/22	6.44	0.20	0.11	0.31	(0.27)	–	(0.27)	6.48	4.86	(e)(f)	44,805	2.72	(f)	2.72	(f)	2.48	(f)	3.11	(f)	79	82,500	6,509
Year ended 02/28/21	6.36	0.18	0.10	0.28	(0.19)	(0.01)	(0.20)	6.44	4.81	(f)	47,919	2.80	(f)	2.80	(f)	2.46	(f)	3.05	(f)	64	82,500	6,835
Year ended 02/29/20	6.63	0.25	(0.26)	(0.01)	(0.26)	–	(0.26)	6.36	(0.16	)(f)	58,449	3.16	(f)	3.16	(f)	2.41	(f)	3.87	(f)	55	115,000	5,677
Year ended 02/28/19	6.73	0.23	(0.09)	0.14	(0.24)	–	(0.24)	6.63	2.50	(f)	77,951	3.21	(f)	3.21	(f)	2.46	(f)	3.50	(f)	44	160,000	5,009
Class Y
Year ended 02/28/23	6.46	0.42	(0.45)	(0.03)	(0.52)	(0.04)	(0.56)	5.87	(0.21)		983	2.25		2.25		1.45		7.00		24	82,500	5,795
Year ended 02/28/22	6.43	0.27	0.10	0.37	(0.34)	–	(0.34)	6.46	5.75	(e)	1,077	1.72		1.72		1.48		4.11		79	82,500	6,509
Year ended 02/28/21	6.34	0.24	0.11	0.35	(0.25)	(0.01)	(0.26)	6.43	6.04		1,045	1.80		1.80		1.46		4.05		64	82,500	6,835
Year ended 02/29/20	6.61	0.32	(0.26)	0.06	(0.33)	–	(0.33)	6.34	0.83		2,436	2.16		2.16		1.41		4.87		55	115,000	5,677
Year ended 02/28/19	6.72	0.30	(0.10)	0.20	(0.31)	–	(0.31)	6.61	3.47		2,894	2.21		2.21		1.46		4.50		44	160,000	5,009
Class IB
Year ended 02/28/23	6.46	0.42	(0.45)	(0.03)	(0.52)	(0.04)	(0.56)	5.87	(0.21)		285,767	2.25		2.25		1.45		7.00		24	82,500	5,795
Year ended 02/28/22	6.43	0.27	0.10	0.37	(0.34)	–	(0.34)	6.46	5.75	(e)	324,116	1.72		1.72		1.48		4.11		79	82,500	6,509
Year ended 02/28/21	6.34	0.24	0.11	0.35	(0.25)	(0.01)	(0.26)	6.43	6.04		345,166	1.80		1.80		1.46		4.05		64	82,500	6,835
Year ended 02/29/20	6.61	0.32	(0.26)	0.06	(0.33)	–	(0.33)	6.34	0.83		372,576	2.16		2.16		1.41		4.87		55	115,000	5,677
Year ended 02/28/19	6.72	0.30	(0.10)	0.20	(0.31)	–	(0.31)	6.61	3.46		432,894	2.21		2.21		1.46		4.50		44	160,000	5,009
Class IC
Year ended 02/28/23	6.46	0.41	(0.45)	(0.04)	(0.51)	(0.04)	(0.55)	5.87	(0.36)		22,259	2.40		2.40		1.60		6.85		24	82,500	5,795
Year ended 02/28/22	6.43	0.26	0.10	0.36	(0.33)	–	(0.33)	6.46	5.60	(e)(f)	25,339	1.87	(f)	1.87	(f)	1.63	(f)	3.96	(f)	79	82,500	6,509
Year ended 02/28/21	6.34	0.23	0.12	0.35	(0.25)	(0.01)	(0.26)	6.43	5.88	(f)	27,422	1.95	(f)	1.95	(f)	1.61	(f)	3.90	(f)	64	82,500	6,835
Year ended 02/29/20	6.61	0.31	(0.26)	0.05	(0.32)	–	(0.32)	6.34	0.68	(f)	29,779	2.31	(f)	2.31	(f)	1.56	(f)	4.72	(f)	55	115,000	5,677
Year ended 02/28/19	6.72	0.29	(0.10)	0.19	(0.30)	–	(0.30)	6.61	3.30	(f)	36,854	2.36	(f)	2.36	(f)	1.61	(f)	4.35	(f)	44	160,000	5,009

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)
Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e)
Amount includes the effect of the Adviser pay‑in for an economic loss of $0.01 per share. Had the pay‑in not been made, the total return would have been 5.32%, 4.70%, 5.59%, 5.59% and 5.43% for Class A, Class C, Class Y, Class IB and Class IC shares, respectively.

(f)
The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b‑1 fees of 0.25% for Class A shares, 1.00% for Class C shares and 0.15% for Class IC shares for each of the years ended February 28, 2023, February 28, 2022, February 28, 2021, February 29, 2020 and February 28, 2019, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                    Invesco Senior Loan Fund

Notes to Financial Statements
February 28, 2023
NOTE 1–Significant Accounting Policies
Invesco Senior Loan Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed‑end management investment company that is operated as an interval fund and periodically offers its shares for repurchase.
The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in adjustable rate senior loans. The Fund invests primarily in adjustable rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
The Fund continuously offers Class A, Class C and Class Y shares. The Fund also has outstanding Class IB and Class IC shares which are not continuously offered. Each class of shares differs in its initial sales load, contingent deferred sales charges (“CDSC”), the allocation of class-specific expenses and voting rights on matters affecting a single class. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution‑size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over‑the‑counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Non‑U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.
Securities of investment companies that are not exchange-traded (e.g., open‑end mutual funds) are valued using such company’s end‑of‑business‑day net asset value per share.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution‑size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end‑of‑day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and non‑U.S. banks and financial institutions are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies

33                    Invesco Senior Loan Fund

and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay‑in‑kind interest income and non‑cash dividend income received in the form of securities in‑lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex‑dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.
Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex‑dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

34                    Invesco Senior Loan Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period‑end date and before the date the financial statements are released to print.

H.
Indemnifications – Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.
Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.
Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.
Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
L.
Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non‑deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.
Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to

35                    Invesco Senior Loan Fund

counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.
LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.
P.
Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

Q.
Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non‑U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.
R.
COVID‑19 Risk - The COVID‑19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre‑existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID‑19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Fund has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.900%

Next $1 billion	0.850%

Next $1 billion	0.825%

Next $500 million	0.800%

Over $3 billion	0.775%
For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.90%.
Under the terms of a master sub‑advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub‑Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated

36                    Invesco Senior Loan Fund

Sub‑Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub‑Adviser(s).
The Fund has entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. For the year ended February 28, 2023, expenses incurred under these agreements are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub‑administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.
The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 28, 2023, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.
Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act for Class A and Class C shares, and a service plan for Class A, Class C and Class IC shares (collectively, the “Plans”) to pay IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares and up to 0.15% (0.25% maximum) of the average daily net assets of Class IC shares. The fees are accrued daily and paid monthly.
With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended February 28, 2023, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.
Front‑end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front‑end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $4,182 in front‑end sales commissions from the sale of Class A shares and $3,593, $2,742 and $0 from Class A, Class C and Class IC shares, respectively, for CDSC imposed on redemptions by shareholders.
Certain officers and trustees of the Fund are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$339,861,951	$59,265,580	$399,127,531

Common Stocks & Other Equity Interests	9,476,141	4,644,714	26,770,351	40,891,206

U.S. Dollar Denominated Bonds & Notes	–	12,893,926	330,366	13,224,292

Non‑U.S. Dollar Denominated Bonds & Notes	–	13,199,557	–	13,199,557

Preferred Stocks	–	2,353,883	604,460	2,958,343

Municipal Obligations	–	1,794,300	–	1,794,300

Total Investments in Securities	9,476,141	374,748,331	86,970,757	471,195,229

Other Investments - Assets*
Investments Matured	–	158,341	447,156	605,497
Forward Foreign Currency Contracts	–	2,036,622	–	2,036,622
	–	2,194,963	447,156	2,642,119

37                    Invesco Senior Loan Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Forward Foreign Currency Contracts	$–	$(458,614)	$–	$(458,614)

Total Other Investments	–	1,736,349	447,156	2,183,505

Total Investments	$9,476,141	$376,484,680	$87,417,913	$473,378,734

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2023:

						Change in
				Accrued	Realized	Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Appreciation	into	out of	Value
	02/28/22	at Cost	from Sales	Premiums	(Loss)	(Depreciation)	Level 3*	Level 3*	02/28/23
Variable Rate Senior Loan Interests	$62,917,390	$17,331,103	$(18,433,742)	$453,594	$(271,341)	$(3,158,261)	$13,536,186	$(13,109,349)	$59,265,580
Common Stocks & Other Equity Interests	16,171,029	–	–	–	(140,769)	6,488,882	6,708,493	(2,457,284)	26,770,351
Preferred Stocks	993,999	154,688	(654,635)	–	314,569	(673,065)	468,904	–	604,460
Investments Matured	447,156	–	–	–	–	–	–	–	447,156
U.S. Dollar Denominated Bonds & Notes	877,623	–	(454,266)	–	–	(92,991)	–	–	330,366
Total	$81,407,197	$17,485,791	$(19,542,643)	$453,594	$(97,541)	$2,564,565	$20,713,583	$(15,566,633)	$87,417,913

*	Transfers into and out of level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.
Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

				Range of
	Fair Value	Valuation	Unobservable	Unobservable	Unobservable
	at 02/28/23	Technique	Inputs	Inputs	Input Used
QuarterNorth Energy, Inc.	$15,565,407	Bid Offer	Bid Offer Price	N/A	$199.49	(a)
NAS LLC (d.b.a. Nationwide Marketing Group), Term Loan	4,895,101	Valuation Service	N/A	N/A	N/A	(b)

(a)
QuarterNorth Energy, Inc. publicly announced that it has engaged a financial advisor to pursue a sale of the company. The Adviser values the common shares at the first round of bids for the sale of the business. The Adviser periodically reviews the financial statements and monitors such investments for additional market information of the occurrence of a significant event which would warrant a re‑evaluation of the security’s fair valuation.

(b)
Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuations are based on certain methods used to determine market yields in order to establish a discount rate of return given market conditions and prevailing lending standards. Future expected cash flows are discounted back to the present value using these discount rates in the discounted cash flow analysis. The Adviser reviews the valuation reports provided by the valuation service on an on‑going basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re‑evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close‑out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period‑End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2023:

Value
Currency
Derivative Assets	Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$2,036,622
Derivatives not subject to master netting agreements	–
Total Derivative Assets subject to master netting agreements	$2,036,622

38                    Invesco Senior Loan Fund

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(458,614)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(458,614)

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2023.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non‑Cash	Cash	Amount

Bank of America, N.A	$–	$(784)	$(784)	$–	$–	$(784)

Barclays Bank PLC	22,166	(15,539)	6,627	–	–	6,627

BNP Paribas S.A.	627,781	(109,333)	518,448	–	–	518,448

Canadian Imperial Bank of Commerce	19,740	(19,468)	272	–	–	272

Deutsche Bank AG	–	(4,553)	(4,553)	–	–	(4,553)

J.P. Morgan Chase Bank, N.A.	–	(10,043)	(10,043)	–	–	(10,043)

Morgan Stanley and Co. International PLC	599,505	(155,652)	443,853	–	–	443,853

Royal Bank of Canada	651,965	(120,779)	531,186	–	–	531,186

State Street Bank & Trust Co.	21,450	–	21,450	–	–	21,450

Toronto-Dominion Bank (The)	94,015	(22,463)	71,552	–	–	71,552

Total	$2,036,622	$(458,614)	$1,578,008	$–	$–	$1,578,008

Effect of Derivative Investments for the year ended February 28, 2023
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Currency
Risk
Realized Gain:
Forward foreign currency contracts	$4,876,764
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,075,007
Total	$5,951,771
The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts
Average notional value	$175,374,866
NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.
NOTE 6–Cash Balances and Borrowings
Effective December 9, 2022, the Fund entered into a $90 million revolving credit and security agreement, which will expire on December 8, 2023. Prior to December 9, 2022, the revolving credit and security agreement permitted borrowings up to $180 million. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

39                    Invesco Senior Loan Fund

During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $82,500,000 with an average interest rate of 3.47%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.
Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period‑end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7–Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 28, 2023. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

			Unrealized
		Unfunded Loan	Appreciation
Borrower	Type	Commitment	(Depreciation)

athenahealth Group, Inc.	Delayed Draw Term Loan	$322,296	$(23,233)

Avaya, Inc.	DIP Term Loan	56,255	4,184

Dermatology Intermediate Holdings III, Inc.	Delayed Draw Term Loan	437	(7)

Dun & Bradstreet Corp. (The)	Revolver Loan	1,686,902	102,405

Groundworks LLC	Delayed Draw Term Loan	221,743	1,507

Groundworks LLC	Term Loan	151,199	0

Groundworks LLC	Term Loan	48,384	0

McDermott International Ltd.	LOC	2,136,110	(395,180)

NAS LLC (d.b.a. Nationwide Marketing Group)	Revolver Loan	408,693	(3,979)

Royal Caribbean Cruises	Revolver Loan	65,365	(65)

Royal Caribbean Cruises	Revolver Loan	120,514	3,484

Tank Holding Corp.	Revolver Loan	176,430	(9,309)

Thermostat Purchaser III, Inc.	First Lien Delayed Draw Term Loan	78,194	(3,226)

USF S&H Holdco LLC	Term Loan A	162,334	0

		$5,634,856	$(323,419)

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022
Ordinary income*	$34,769,351	$23,387,063
Return of capital	2,672,099	–
Total distributions	$37,441,450	$23,387,063

*	Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at Period‑End:

2023

Net unrealized appreciation (depreciation) – investments	$(58,138,371)

Net unrealized appreciation (depreciation) – foreign currencies	(340,727)

Temporary book/tax differences	(66,043)

Capital loss carryforward	(222,501,565)

Shares of beneficial interest	676,651,967

Total net assets	$395,605,261

The difference between book-basis and tax‑basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities, defaulted bonds and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

40                    Invesco Senior Loan Fund

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$14,393,756	$208,107,809	$222,501,565

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $121,911,433 and $183,145,551, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period‑end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$28,543,162

Aggregate unrealized (depreciation) of investments	(86,681,533)

Net unrealized appreciation (depreciation) of investments	$(58,138,371)

Cost of investments for tax purposes is $531,517,105.
NOTE 10–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities, foreign currency transactions and return of capital distributions , on February 28, 2023, undistributed net investment income was increased by $7,145,923, undistributed net realized gain (loss) was decreased by $4,473,823 and shares of beneficial interest was decreased by $2,672,100. This reclassification had no effect on the net assets of the Fund.
NOTE 11–Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
At the year ended February 28, 2023, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value
Bank of America, N.A.	$3,268,872	$3,156,485
Barclays Bank PLC	2,136,110	1,772,971
NOTE 12–Dividends
The Fund declared the following monthly dividends from net investment income subsequent to February 28, 2023.

		Amount Per Share
Share Class	Record Date	Payable March 31, 2023

Class A	Daily	$0.0420

Class C	Daily	$0.0384

Class Y	Daily	$0.0432

Class IB	Daily	$0.0432

Class IC	Daily	$0.0425

NOTE 13–Repurchase of Shares
The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c‑3(b) of the 1940 Act.
The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares at net asset value (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). The repurchase request deadline will be the third Friday of each calendar

41                    Invesco Senior Loan Fund

month (or the preceding business day if such third Friday is not a business day). During the year ended February 28, 2023, the Fund had Repurchase Offers as follows:

	Percentage of
	outstanding shares the		Percentage of
	Fund offered to	Number of shares	outstanding shares
Repurchase request deadlines	repurchase	tendered (all classes)	tendered (all classes)
March 18, 2022	6.0%	448,202	0.6%
April 14, 2022	6.0	464,507	0.7
May 20, 2022	6.0	689,657	1.0
June 17, 2022	6.0	815,499	1.2
July 15, 2022	6.0	860,495	1.2
August 19, 2022	6.0	627,865	0.9
September 16, 2022	6.0	537,162	0.8
October 21, 2022	6.0	819,520	1.2
November 18, 2022	6.0	709,649	1.0
December 16, 2022	6.0	914,612	1.4
January 20, 2023	6.0	683,703	1.0
February 17, 2023	6.0	563,872	0.8
NOTE 14–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	895,123	$5,540,443	1,138,902	$7,385,925

Class C	197,424	1,238,609	411,282	2,694,961

Class Y	50,849	308,647	189,487	1,239,653

Class IB	36,722	218,373	47,195	301,816

Class IC	747	4,438	4,523	29,293

Issued as reinvestment of dividends:
Class A	515,781	3,057,598	268,472	1,749,239

Class C	357,480	2,121,998	185,441	1,211,276

Class Y	7,073	42,038	8,284	54,002

Class IB	2,943,496	17,440,366	1,673,065	10,761,089

Class IC	242,618	1,437,096	134,002	873,114

Reacquired:
Class A	(1,962,024)	(11,793,761)	(1,563,896)	(10,153,909)

Class C	(1,336,433)	(8,026,953)	(1,117,433)	(7,306,662)

Class Y	(57,202)	(341,883)	(193,584)	(1,256,960)

Class IB	(4,459,744)	(26,760,695)	(5,264,266)	(34,197,160)

Class IC	(373,120)	(2,236,439)	(483,427)	(3,155,918)

Net increase (decrease) in share activity	(2,941,210)	$(17,750,125)	(4,561,953)	$(29,770,241)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

42                    Invesco Senior Loan Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Senior Loan Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Loan Fund (the “Fund”) as of February 28, 2023, the related statements of operations and cash flows for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, portfolio company investees, brokers and agent banks; when replies were not received from portfolio company investees, brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 26, 2023
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43                    Invesco Senior Loan Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b‑1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/22)	(02/28/23)[1]	Period[2]	(02/28/23)	Period[2]	Ratio
Class A	$1,000.00	$1,036.20	$14.19	$1,010.86	$14.01	2.81%
Class C	1,000.00	1,030.70	17.92	1,007.14	17.72	3.56
Class Y	1,000.00	1,037.50	12.93	1,012.10	12.77	2.56
Class IB	1,000.00	1,037.50	12.93	1,012.10	12.77	2.56
Class IC	1,000.00	1,036.80	13.69	1,011.36	13.51	2.71

[1]
The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

44                    Invesco Senior Loan Fund

Tax Information
Form 1099‑DIV, Form 1042‑S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	4.19%
Corporate Dividends Received Deduction*	4.19%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	85.92%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45                    Invesco Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2014
Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co‑Chief Executive Officer, Co‑President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)
			175	None

1
Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non‑profit) Formerly: President and Director Director of Grahamtastic Connection (non‑profit)
Cynthia Hostetler - 1962 Trustee	2017	Non‑Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School-Texas A&M University Formerly: Dean of Mays Business School - Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds
			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2014	Retired Formerly: Co‑Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non‑profit) and HealthCare Chaplaincy Network (non‑profit)

T-2                    Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019
Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non‑profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)
			175	Member of Board of Trust for Mutual Understanding (non‑profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non‑profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non‑executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort -1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3                    Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2010
Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds
			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019
Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC
			N/A	N/A

T-4                    Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2010
Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012
Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments
			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.
			N/A	N/A

T-5                    Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)
			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett
			N/A	N/A

Office of the Fund	Investment Adviser	Distributor	Auditors
1331 Spring Street NW, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Atlanta, GA 30309	1331 Spring Street NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Investment Sub‑Adviser	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Invesco Senior Secured Management, Inc.	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	225 Liberty Street	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10281	Houston, TX 77046-1173	Boston, MA 02110-2801

Counsel to the Independent Trustees
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

T-6                    Invesco Senior Loan Fund

Go paperless with eDelivery
Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.
With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:
∎ Fund reports and prospectuses
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∎ Daily confirmations
∎ Tax forms

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N‑PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N‑PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.
    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about‑us/esg. The information is also available on the SEC website, sec.gov.
    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12‑month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.
    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811‑05845	Invesco Distributors, Inc.	VK‑SLO‑AR‑1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following two matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held a financial interest directly in an investment company within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively the “Invesco Funds Investment Company Complex”) that was inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holdings until after the matter was confirmed to be an independence exception . In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022

Audit Fees	$ 106,683	$ 103,075
Audit-Related Fees(1)	$ 14,500	$ 14,500
Tax Fees(2)	$ 15,053	$ 18,020
All Other Fees	$ 0	$ 0
Total Fees	$ 136,236	$ 135,595
(1)	Audit-Related Fees for the fiscal years ended February 28, 2023 and February 28, 2022 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended February 28, 2023 and February 28, 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 874,000	$ 801,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 874,000	$ 801,000

(1)	Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service;

and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;
●	Human resources;
●	Broker-dealer, investment adviser, or investment banking services;
●	Legal services;
●	Expert services unrelated to the audit;
●	Any service or product provided for a contingent fee or a commission;
●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
●	Tax services for persons in financial reporting oversight roles at the Fund; and
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
●	Financial information systems design and implementation;
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
●	Actuarial services; and
●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $8,440,000 for the fiscal year ended February 28, 2023 and $5,931,000 for the fiscal year ended February 28, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,329,053 for the fiscal year ended February 28, 2023 and $6,750,020 for the fiscal year ended February 28, 2022.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global
Corporate Governance and
Proxy Voting
Effective January 2023

I.
INTRODUCTION
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Global Proxy Voting Policy” or “Policy”), which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.
A. Our Commitment to Environmental, Social and Governance Investment Stewardship and
Proxy Voting
Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client-centric asset manager. We aspire to incorporate ESG considerations into all our investment capabilities in the context of financial materiality in the best interest of our clients. In our role as stewards of our clients’ investments, we regard our stewardship activities, including engagement and the exercise of proxy voting rights, as an essential component of our fiduciary duty to maximize long-term shareholder value. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies during due diligence and monitoring of our investments.
Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.
The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.
As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage directly with portfolio companies or by collaborative means in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.
Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.
B. Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.
This Policy applies to all entities in Exhibit A. Due to regional or asset-class specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts.
II.
GLOBAL PROXY VOTING OPERATIONAL PROCEDURES
Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures and implementation, inputs to analysis and research, vote execution oversight and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”).
Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy, as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third parties, such as proxy advisory firms.
A. Proprietary Proxy Voting Platform
Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.
Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.
Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed custom voting guidelines and in circumstances where Majority Voting applies.
B. Oversight of Voting Operations
Invesco’s Global ESG team provides oversight of the proxy voting verification processes which include: (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s global proxy governance and voting operations are subject to periodic review by Internal Audit and Compliance groups.
C. Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least six years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:
•
In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
•
In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
•
In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
•
In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
•
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.
•
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
•
In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
•
In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
D. Global Invesco Proxy Advisory Committee
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.
In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.
In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.
E. Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:
•
In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.
•
Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.
•
Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
•
Invesco held shares on the record date but has sold them prior to the meeting date.
In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.
F. Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.
G. Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the global ESG team. These criteria are monitored and updated periodically by the global ESG team so an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Voting Fund of Funds
There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.
•
Proportional voting will be implemented in the following scenarios:
•
When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•
For US fund of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).
•
Non-US fund of funds will not be voted proportionally, Invesco will vote in line with local policies as per Exhibit A. If no local policies exist, Invesco will vote non-US funds of funds in line with the firm level conflicts of interest process described above.
•
For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).
•
For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless local policies are in place as per Exhibit A.
H. Use of Third-Party Proxy Advisory Services
Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms, to assist us in assessing the corporate governance of investee companies. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.
ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide written analysis and recommendations based on Invesco’s internally developed custom voting guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s global ESG team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. Invesco will generally endeavor to consider such information where such information is considered material provided it is delivered in a timely manner ahead of the vote deadline.
Invesco also retains ISS to assist in the implementation of certain proxy voting-related functions, including, but not limited to, operational and reporting services. These administrative services include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.
The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. As part of our annual policy development process, Invesco engages with external proxy and governance experts to understand market trends and developments and to weigh in on the development of these policies at these firms, where appropriate. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.
In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.
I. Review of Policy
The Global IPAC and Invesco’s Global ESG team, compliance and legal teams annually communicate and review this Policy and our internally developed custom voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, investment team considerations, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
OUR GOOD GOVERNANCE PRINCIPLES
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our portfolio managers and analysts retain full discretion on vote execution in the context of our good governance principles and internally developed custom voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different Portfolio Management Teams may vote differently on particular votes for the same company. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.
The following guiding principles apply to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are divided into six key themes that Invesco endorses:
A. Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
B. Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
•
We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
•
In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:
•
Adoption of proxy access rights

•
Rights to call special meetings
•
Rights to act by written consent
•
Reduce supermajority vote requirements
•
Remove antitakeover provisions
•
Requirement that directors are elected by a majority vote
In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.
Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.
•
We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.
•
We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.
•
We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.
•
We will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.
•
Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns without undue censorship and hear from the board and management.
•
We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
•
Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
•
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
•
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
•
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
•
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C. Board Composition and Effectiveness
Director election process: Board members should generally stand for election annually and individually.
•
We will generally support proposals requesting that directors stand for election annually.
•
We will generally vote against the incumbent governance committee chair or lead independent director if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end funds) or in regions where market practice is for directors to stand for election on a staggered basis.
•
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
•
Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
•
We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
•
We will generally vote against non-independent directors serving on the audit committee.
•
We will generally vote against non-independent directors serving on the compensation committee.
•
We will generally vote against non-independent directors serving on the nominating committee.
•
In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
•
We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.
•
We will generally support shareholder proposals requesting that the board chair be an independent director.
•
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
•
We will generally vote against directors who attend less than 75% of board and committee meetings held in the previous year unless an acceptable extenuating circumstance is disclosed, such as health matters or family emergencies.
•
We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, skills, tenures and backgrounds to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.
•
We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

•
In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity, race or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.
•
We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
D. Long-Term Stewardship of Capital
Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.
Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested to facilitate a stock split.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
•
We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
•
We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
•
We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
•
With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
E. Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.
Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.
Material governance or risk oversight failures at a company may include, without limitation:
i.
significant bribery, corruption or ethics violations;
ii.
events causing significant climate-related risks;
iii.
significant health and safety incidents; or
iv.
failure to ensure the protection of human rights.
Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.
•
Where Invesco finds significant gaps in management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.
•
Climate risk management: We encourage companies to report on material climate-related risks and opportunities and how these are considered within the company’s strategy, financial planning, governance structures and risk management frameworks in accordance with the recommendations of the Task Force on Climate-related Financial Disclosures (“TCFD”), or other relevant reporting frameworks. For companies in industries that materially contribute to climate change, we encourage comprehensive disclosure of greenhouse gas emissions and Paris-aligned emissions reduction targets, where appropriate. Invesco may take voting action at companies that fail to adequately address climate-related risks, including opposing director nominations in cases where we view the lack of effective climate transition risk management as potentially detrimental to long-term shareholder value.
Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social (“E&S”) issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.
•
We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.
•
We will generally support shareholder resolutions requiring additional disclosure on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include, but are not limited to, reporting on the following: gender and racial diversity issues, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, human capital and labor issues and the use of natural capital, and reporting on climate change-related risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
F. Executive Compensation and Alignment
Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives;
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco European RR L.P
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*1
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

As of February 28, 2023, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

●	Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

●	Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

●	Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2023 (unless otherwise noted):

Portfolio Managers	Dollar Range of Investments in the Fund

Invesco Senior Loan Fund

Scott Baskind	None

Thomas Ewald	None

Philip Yarrow	None

Assets Managed

The following information is as of February 28, 2023 (unless otherwise noted):

Portfolio Managers	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Senior Loan Fund
Scott Baskind	5	$8,738.2	6	$5,002.5	16	$6,896.9
Thomas Ewald	5	$8,045.8	4	$4,648.6	15	$6,791.0
Philip Yarrow	5	$8,045.8	4	$4,648.6	16	$6,896.9

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Canada[2] Invesco Deutschland[2] Invesco Hong Kong[2] Invesco Asset Management[2] Invesco India[2] Invesco Listed Real Assets Division[2]	One-, Three- and Five-year performance against Fund peer group
Invesco Senior Secured2,[3] Invesco Capital2,[4]	Not applicable
Invesco Japan	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

1 Rolling time periods based on calendar year-end.

2 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

3 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

4 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2023, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Loan Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 3, 2023